UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07972

Exact name of registrant as specified in charter:
Delaware Group® Adviser Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Diversified Income Fund

October 31, 2008

Fixed income mutual fund

Table of contents

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	8

Sector allocation and credit quality breakdown	10

Statement of net assets	12

Statement of assets and liabilities	56

Statement of operations	58

Statements of changes in net assets	60

Financial highlights	62

Notes to financial statements	72

Report of independent registered public accounting firm	85

Other Fund information	86

Board of trustees/directors and officers addendum	92

About the organization	100

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

©2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Diversified Income Fund	Oct. 31, 2008

How did the Fund perform?

Delaware Diversified Income Fund returned -7.69% at net asset value and -11.84% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Oct. 31, 2008. The Fund’s benchmark, the Barclay’s Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, returned +0.30% for the same period. Complete annualized performance for Delaware Diversified Income Fund is shown in the table on page 4.

Please describe the broad investment environment during the year from your perspective.

The annual period presented an extraordinarily challenging investment environment, as the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. With a few brief exceptions, risk aversion and fears surrounding a deepening credit crunch dampened the fixed income markets for virtually the entire fiscal period.

The difficulties in the fixed income market crescendoed to extreme levels of volatility as the bond market suffered from a combination of swings in energy prices, declining economic performance world-wide, a squeeze in short-term credit markets, and turmoil driven by a series of high-profile failures in the financial services industry, including the September demise of Lehman Brothers.

These circumstances caused a general loss of confidence in the value of the collateral backing many types of debt, and effectively crippled the global credit markets, making credit extremely difficult to obtain for individuals or corporations. As measured by the Merrill Lynch indices, for example, corporate bonds declined by nearly 15%, while high yield and emerging market bonds declined by approximately 26% and 20%, respectively. Credit markets began to ease only toward the end of the fiscal year, after governments world-wide stepped in to restore confidence and inject liquidity back into the system.

Weakening macroeconomic conditions amplified the deep trouble within the credit market. In particular, housing, employment, and consumer-spending reports reflected weakness during the fiscal year. Through much of the period, rapidly rising energy costs ushered in troublesome inflationary pressures, although energy costs and inflation both subsided in the latter part of the fiscal period. Durable goods sales also grew increasingly soft as the year progressed.

The Federal Reserve took an array of steps to stem the financial crisis during the period, lowering the fed funds rate on a total of seven separate occasions, from 4.50% to 1.00%. In addition, the Fed established a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed also provided major markets with almost unlimited liquidity early in the reporting period. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) also facilitated a number of mergers or acquisitions and took the unprecedented step of injecting capital directly into major banks and financial institutions as liquidity deteriorated. In our view, this was the most forceful action of all steps that the Fed took.

At various times throughout the period, the Fed’s actions buoyed the credit markets. The most notable respite from the difficult

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware Diversified Income Fund

environment took place in April and May 2008, when fixed income markets staged a significant recovery during which non-Treasury sectors outpaced their more conservative government-issued peers. Beginning in June, however, many of the gains from the previous months were lost, and investors turned their focus once again to the longstanding weakness in the housing market, the U.S. economy, and an uptick in inflation. By the end of the fiscal year, conditions had improved marginally.

What was your strategy during the year?

Recognizing the difficult market terrain that had emerged, our general strategy from the start of the fiscal period involved moving the Fund further into high-quality securities to avoid the most treacherous market conditions.

The Fund began the reporting period underweight versus the index in government bonds. As the credit market’s troubles continued through early 2008, however, we had doubled the Fund’s position in government securities, to slightly more than 18% of Fund assets. We also increased the Fund’s position to slightly more than 15% in high-grade corporate bonds during the year. To further the Fund’s emphasis on high-quality investments, we boosted its exposure to AAA-rated securities by approximately 10% (to 67%) during the eight-week period from the beginning of September until the end of October. We increased the Fund’s positions in such holdings by paring back our exposure to high yield and emerging market bond holdings.

We significantly increased Fund exposure to agency mortgage-backed securities (MBS) during the year. As of period end, the Fund held approximately four times as large a position in “safer” agency MBS than in nonagency MBS.

Although our general strategy involved moving the Fund toward a more conservative posture, we also cautiously began adding to the Fund’s lower-quality credit exposure in October 2008 when the market reached levels where we felt that long-term value opportunities existed.

How did the strategy and positioning of the Fund influence Fund performance?

Though we rather aggressively moved the Fund’s allocation toward higher-quality investments during the period, our exposure to some of the heavily impacted spread sectors diminished Fund performance versus the index because Treasurys outperformed all other investments.

Specifically, our exposure to the “plus” sectors — those that are not included in our benchmark — hurt the Fund’s performance. Among high yield investments, for example, market returns were progressively weaker within the lower-quality categories. We pared back the Fund’s high yield exposure by 4% during the year, though the remaining exposure to these investments detracted from returns. In addition, Fund exposure to non-dollar investments, which had been a bright spot at times due to the U.S. dollar’s prolonged softness during the year, also detracted from returns. Late in the period, non-dollar currencies experienced a violent selloff due primarily to fears that the slowdown in the U.S. economy would result in recessions in foreign markets.

We attempted to mitigate losses by significantly reducing the Fund’s exposure to emerging market currencies when we saw the fundamentals for emerging markets beginning to deteriorate. By period end, we had also limited Fund exposure to developed market currencies to just 7%. Of our exposure, more than half was held in Japanese yen, the only developed market currency to remain resilient versus the dollar.

Alternatively, government-backed MBS, including hybrid securities, outperformed the index, as investors cheered the transition of Fannie Mae and Freddie Mac to conservatorship in September. Our modest overweight to agency MBS had a positive impact on the Fund’s performance versus the index. Our positions in investment grade corporate bonds, along with our ongoing emphasis on quality issuers and defensive sectors, also had a slightly positive impact on relative performance for the quarter. Security selection among our corporate bond holdings was a positive factor as we outperformed in many industries, including financials and consumer noncyclicals.

Fund basics
Delaware Diversified Income Fund		As of Oct. 31, 2008
Fund objective:	The Fund seeks maximum long-term total return, consistent with reasonable risk.
Total Fund net assets:	$3.3 billion
Number of holdings:	1,039
Fund start date:	Dec. 29, 1997
	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class B	DPBFX	246248611
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Performance summary
Delaware Diversified Income Fund	Oct. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns from Oct. 31, 1998, through Oct. 31, 2008
	1 year	3 years	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	-7.69%	+2.42%	+3.60%	+6.47%	+6.63%
Including sales charge	-11.84%	+0.87%	+2.66%	+5.98%	+6.18%
Class B (Est. Oct. 28, 2002)
Excluding sales charge	-8.39%	+1.62%	+2.80%	n/a	+4.74%
Including sales charge	-11.86%	+0.96%	+2.56%	n/a	+4.74%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	-8.39%	+1.66%	+2.83%	n/a	+4.75%
Including sales charge	-9.26%	+1.66%	+2.83%	n/a	+4.75%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 6.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2008, for Delaware Diversified Income Fund Class R shares were 8.04%, +2.17%, +3.31%, and +3.28%, respectively.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since Oct. 28, 2002) periods ended Oct. 31, 2008, for Delaware Diversified Income Institutional Class shares were -7.57%, +2.67%, +3.85%, and +5.80%, respectively.

Institutional Class shares were first made available Oct. 28, 2002, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph on page 6 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund may be affected by economic conditions that may hinder a company’s ability to make interest and principal payments on its debt.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has voluntarily agreed to reimburse certain expenses and/or waive its management fees from March 1, 2008, until such time as the waiver is discontinued. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expense	1.05%	1.75%	1.75%	1.35%	0.75%
(without fee waivers)
Net expense ratio	1.00%	1.75%	1.75%	1.25%	0.75%
(including fee waivers, if any)*

* The applicable fee waivers are discussed in the text on pages 4 and 5.

Performance summary

Performance of a $10,000 investment
Average annual total returns from Oct. 31, 1998, through Oct. 31, 2008

For period beginning Oct. 31, 1998, through Oct. 31, 2008	Starting value	Ending value
Delaware Diversified Income Fund — Class A shares	$9,550	$17,853
Barclays Capital U.S. Aggregate Index	$10,000	$16,287

The chart assumes $10,000 invested in the Fund on Oct. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Oct. 31, 1998. The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period May 1, 2008 to October 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 to October 31, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/08	10/31/08	Expense Ratio	5/1/08 to 10/31/08*
Actual Fund return
Class A	$1,000.00	$897.20	0.99%	$4.72
Class B	1,000.00	893.70	1.74%	8.28
Class C	1,000.00	893.80	1.74%	8.28
Class R	1,000.00	896.10	1.24%	5.91
Institutional Class	1,000.00	898.50	0.74%	3.53
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.16	0.99%	$5.03
Class B	1,000.00	1,016.39	1.74%	8.82
Class C	1,000.00	1,016.39	1.74%	8.82
Class R	1,000.00	1,018.90	1.24%	6.29
Institutional Class	1,000.00	1,021.42	0.74%	3.76

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Sector allocation and credit quality breakdown
Delaware Diversified Income Fund	As of October 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	3.94%
Agency Mortgage-Backed Securities	20.94%
Agency Obligations	5.64%
Collateralized Debt Obligation	0.00%
Commercial Mortgage-Backed Securities	2.46%
Convertible Bonds	0.47%
Corporate Bonds	28.31%
Banking	3.20%
Basic Industry	1.92%
Brokerage	1.89%
Capital Goods	1.24%
Communications	6.18%
Consumer Cyclical	2.14%
Consumer Non-Cyclical	3.51%
Electric	1.63%
Energy	2.66%
Financials	1.06%
Industrials	0.05%
Insurance	1.48%
Natural Gas	0.25%
Real Estate	0.16%
Technology	0.70%
Transportation	0.24%
Foreign Agencies	1.31%
Municipal Bonds	1.02%
Non-Agency Asset-Backed Securities	6.06%
Non-Agency Collateralized Mortgage Obligations	6.29%
Regional Agency	0.23%
Senior Secured Loans	3.43%
Sovereign Agency	0.12%

Sector	Percentage of net assets
Sovereign Debt	8.12%
Supranational Banks	2.79%
U.S. Treasury Obligations	4.66%
Common Stock	0.01%
Preferred Stock	0.38%
Warrants	0.00%
Repurchase Agreements	1.92%
Securities Lending Collateral	12.30%
Total Value of Securities	110.43%
Obligation to Return Securities Lending Collateral	(12.83%)
Receivables and Other Assets Net of Liabilities	2.40%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	63.04%
AA	6.51%
A	9.39%
BBB	7.36%
BB	7.01%
B	5.53%
CCC	1.00%
Not Rated	0.16%
Total	100.00%

Statement of net assets
Delaware Diversified Income Fund	October 31, 2008

		Principal amount°		Value (U.S. $)
Agency Asset-Backed Securities – 0.03%
f	Fannie Mae Grantor Trust Series 2003-T4 2A5
	5.407% 9/26/33	USD	984,011	$875,559
•	Fannie Mae Whole Loan Series 2002-W11 AV1
	3.599% 11/25/32		33,395	31,549
Total Agency Asset-Backed Securities
	(cost $982,468)			907,108

Agency Collateralized Mortgage Obligations – 3.94%
	Fannie Mae
	Series 1990-92 C 7.00% 8/25/20		2,443	2,586
	Series 1996-46 ZA 7.50% 11/25/26		391,110	411,979
	Series 2001-50 BA 7.00% 10/25/41		224,922	228,929
	Series 2002-90 A2 6.50% 11/25/42		395,867	411,747
	•Series 2002-W1 2A 7.50% 2/25/42		32,706	34,698
	Series 2003-106 WE 4.50% 11/25/22		11,400,000	10,671,184
	Series 2003-122 AJ 4.50% 2/25/28		728,083	723,326
	Series 2005-67 EY 5.50% 8/25/25		4,160,000	3,727,973
	Series 2005-110 MB 5.50% 9/25/35		5,143,007	5,221,413
	*Series 2006-39 PE 5.50% 10/25/32		13,200,000	13,155,100
	•Series 2006-M2 A2F 5.259% 5/25/20		705,000	663,110
	•Series G-9 FA 4.15% 4/25/21		2,617	2,615
	Fannie Mae Grantor Trust
	•Series 1999-T2 A1 7.50% 1/19/39		28,463	31,033
	Series 2001-T8 A2 9.50% 7/25/41		123,875	132,986
	Series 2002-T4 A3 7.50% 12/25/41		362,609	382,059
	Series 2002-T19 A1 6.50% 7/25/42		236,128	247,694
	Series 2004-T1 1A2 6.50% 1/25/44		162,818	162,564
	Fannie Mae Interest Strip
	Series 265 2 9.00% 3/1/24		20,392	21,981
	Fannie Mae Whole Loan
	Series 2002-W6 2A 7.50% 6/25/42		65,236	67,336
	Series 2003-W1 2A 7.50% 12/25/42		29,679	30,717
	Series 2003-W10 1A4 4.505% 6/25/43		50,000	44,329
	Series 2003-W15 2A7 5.55% 8/25/43		31,194	30,015
	Series 2004-W9 2A1 6.50% 2/25/44		552,618	551,754
	Series 2004-W11 1A2 6.50% 5/25/44		703,460	736,987
	Freddie Mac
	Series 1730 Z 7.00% 5/15/24		657,336	701,244
	Series 2326 ZQ 6.50% 6/15/31		1,591,535	1,649,486

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac (continued)
	Series 2541 JB 5.00% 2/15/16	USD	258,619	$260,828
	Series 2549 TE 5.00% 9/15/17		5,215	5,256
	Series 2552 KB 4.25% 6/15/27		118,761	118,752
	Series 2557 WE 5.00% 1/15/18		4,116,000	4,030,922
	Series 2598 QD 5.50% 4/15/32		2,450,000	2,387,152
	Series 2621 QH 5.00% 5/15/33		35,000	31,309
	Series 2622 PE 4.50% 5/15/18		8,300,000	7,830,252
	Series 2624 QH 5.00% 6/15/33		40,000	35,750
	Series 2662 MA 4.50% 10/15/31		1,410,622	1,403,524
	Series 2687 PG 5.50% 3/15/32		2,750,000	2,655,313
	Series 2694 QG 4.50% 1/15/29		2,295,000	2,306,316
	Series 2762 LG 5.00% 9/15/32		9,050,000	8,655,156
	Series 2809 DC 4.50% 6/15/19		3,135,709	2,897,759
	Series 2872 GC 5.00% 11/15/29		1,745,000	1,724,713
	Series 2890 PC 5.00% 7/15/30		1,360,000	1,340,868
	Series 2915 KP 5.00% 11/15/29		2,852,000	2,820,007
	Series 3005 ED 5.00% 7/15/25		2,282,000	2,029,128
	Series 3022 MB 5.00% 12/15/28		1,130,000	1,133,702
	Series 3063 PC 5.00% 2/15/29		3,764,000	3,774,471
	Series 3113 QA 5.00% 11/15/25		3,867,778	3,897,247
	Series 3123 HT 5.00% 3/15/26		50,000	44,047
	*Series 3128 BC 5.00% 10/15/27		10,800,000	10,799,633
	Series 3131 MC 5.50% 4/15/33		2,075,000	2,073,337
	Series 3150 EQ 5.00% 5/15/26		45,000	39,711
	Series 3154 PJ 5.50% 3/15/27		4,104,238	4,166,114
	Series 3171 MG 6.00% 8/15/34		4,000,000	3,903,226
	Series 3173 PE 6.00% 4/15/35		13,265,000	12,970,811
	Series 3337 PB 5.50% 7/15/30		2,270,000	2,283,268
	Series 3344 ME 5.50% 7/15/37		2,510,000	2,300,738
	Series 3416 GK 4.00% 7/15/22		909,865	873,541
	Freddie Mac Stated Final
	Series 5 GC 2.95% 12/15/09		28,499	28,585
•	Freddie Mac Strip Series 19 F 4.68% 6/1/28		16,476	15,222
w	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		171,023	186,916
	Series T-58 2A 6.50% 9/25/43		1,105,144	1,156,018
	•Series T-60 1A4C 5.395% 3/25/44		29,076	29,629

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	GNMA
	Series 2002-28 B 5.779% 7/16/24	USD	28,715	$29,091
	•Series 2003-78 B 5.11% 10/16/27		60,000	60,388
•	Vendee Mortgage Trust
	Series 2000-1 1A 6.812% 1/15/30		12,032	12,190
Total Agency Collateralized
	Mortgage Obligations (cost $133,290,446)			130,355,735

Agency Mortgage-Backed Securities – 20.94%
	Fannie Mae
	4.00% 9/1/13		9,719	9,666
	5.50% 5/15/09		44,849	45,122
	5.50% 1/1/13		1,501,500	1,499,998
	6.47% 6/1/09		4,384	4,391
	6.50% 8/1/17		473,570	484,049
	7.00% 11/15/16		394,038	415,254
•	Fannie Mae ARM
	4.373% 6/1/34		4,664	4,685
	4.516% 8/1/34		16,355	16,419
	4.545% 7/1/33		270,417	272,546
	4.794% 11/1/35		474,370	473,138
	4.795% 7/1/38		6,200,152	6,153,134
	4.925% 7/1/32		862	881
	5.026% 11/1/33		2,087,081	2,097,341
	5.046% 8/1/35		1,366,617	1,338,486
	5.084% 5/1/36		1,716,217	1,741,028
	5.134% 11/1/35		2,727,406	2,737,359
	5.139% 11/1/24		4,499	4,567
	5.163% 9/1/38		1,241,659	1,244,953
	5.183% 3/1/38		7,199,767	7,231,664
	5.233% 3/1/38		4,869,472	4,898,953
	5.374% 10/1/33		296,399	300,154
	5.398% 4/1/36		4,066,310	4,106,044
	5.551% 6/1/37		54,029	54,646
	5.718% 12/1/33		8,382	8,591
	5.718% 4/1/37		7,237,427	7,332,991
	5.855% 4/1/36		1,351,081	1,375,174
	5.855% 8/1/37		4,254,414	4,211,622
	6.128% 6/1/36		682,606	694,223

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Fannie Mae ARM (continued)
	3.924% 6/1/34	USD	397,568	$398,196
	5.107% 1/1/36		484,303	488,052
	6.145% 7/1/36		17,439	17,749
	6.283% 7/1/36		20,890	21,275
	6.302% 4/1/36		7,027	7,182
	6.325% 8/1/36		20,463	20,876
	6.409% 11/1/32		1,193	1,201
	Fannie Mae Balloon 7 yr
	4.00% 6/1/10		76,987	76,719
	4.50% 6/1/10		70,035	70,437
	4.50% 12/1/10		3,482	3,502
	Fannie Mae FHAVA 8.75% 8/1/09		502	508
	Fannie Mae Relocation 15 yr 4.00% 9/1/20		2,044,127	1,880,070
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35		20,420	18,250
	5.00% 9/1/33		697,742	667,955
	5.00% 11/1/33		925,830	886,305
	5.00% 1/1/34		296,490	283,816
	5.00% 8/1/34		392,039	374,860
	5.00% 11/1/34		482,531	461,386
	5.00% 4/1/35		1,583,243	1,511,496
	5.00% 10/1/35		952,850	909,670
	5.00% 1/1/36		1,828,511	1,745,649
	Fannie Mae S.F. 15 yr
	4.00% 5/1/19		12,564	11,689
	4.50% 6/1/23		7,596,800	7,234,069
	4.50% 6/1/23		7,551,133	7,190,583
	5.00% 9/1/20		16,813	16,473
	5.00% 5/1/21		2,306,291	2,266,080
	5.50% 4/1/23		534,933	533,723
	5.50% 6/1/23		16,326,363	16,291,051
	5.50% 12/1/23		22,790,000	22,683,160
	6.00% 9/1/21		17,803,649	17,946,961
	8.50% 2/1/10		6,838	7,016
	Fannie Mae S.F. 20 yr 5.00% 8/1/28		8,903,733	8,512,644
	Fannie Mae S.F. 30 yr
	5.00% 9/1/35		2,250,531	2,134,112
	5.00% 12/1/36		27,538,831	26,114,269
	5.00% 12/1/37		3,128,619	2,965,135

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	5.00% 1/1/38	USD	6,055,039	$5,738,638
	5.00% 2/1/38		2,604,409	2,468,057
	5.50% 3/1/29		535,707	527,141
	5.50% 4/1/29		469,016	461,517
	*5.50% 12/1/34		7,125,837	6,974,042
	5.50% 9/1/36		6,465,950	6,328,211
	5.50% 11/1/36		25,544,649	24,984,528
	5.50% 6/1/37		2,402,875	2,348,926
	*5.50% 7/1/37		39,772,910	38,879,924
	5.50% 12/1/37		14,387,937	14,064,898
	5.50% 10/1/38		37,000,019	36,165,590
	6.00% 10/1/33		4,356	4,367
	6.00% 6/1/35		21,787	21,793
	*6.00% 7/1/37		7,013,268	7,013,604
	6.00% 12/1/37		24,734,513	24,735,698
	6.00% 3/1/38		4,538,268	4,538,032
	6.00% 4/1/38		5,850,713	5,850,408
	6.00% 8/1/38		25,093,562	25,092,253
	*6.50% 9/1/36		327,451	332,127
	*6.50% 11/1/36		5,371,492	5,448,204
	6.50% 2/1/37		2,152,497	2,183,238
	6.50% 8/1/37		420,376	426,356
	*6.50% 9/1/37		10,248,694	10,394,482
	6.50% 10/1/37		7,705,285	7,814,893
	6.50% 11/1/37		7,793,279	7,904,139
	7.00% 8/1/32		225,877	233,824
	7.00% 9/1/32		145,634	150,757
	7.00% 2/1/36		98,517	101,325
	7.00% 12/1/37		103,407	106,879
	7.50% 1/1/31		4,745	4,979
	7.50% 3/1/32		52,471	55,566
	7.50% 4/1/32		56,768	60,117
	7.50% 10/1/34		57,057	59,863
	Freddie Mac 7.00% 2/25/14		7,079	7,433
•	Freddie Mac ARM
	4.359% 12/1/33		167,003	165,924
	4.543% 5/1/35		398,045	398,945
	5.28% 3/1/36		340,527	341,070
	5.51% 8/1/36		5,204,790	5,263,179

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Freddie Mac ARM (continued)
	5.586% 4/1/33	USD	4,953	$4,993
	5.676% 7/1/36		1,791,010	1,811,326
	5.748% 9/1/37		9,709,352	9,741,027
	5.778% 8/1/37		63,938	65,677
	5.819% 10/1/36		7,243,128	7,360,697
	6.11% 10/1/37		91,271	92,768
	*6.342% 2/1/37		4,639,448	4,756,309
	6.411% 12/1/33		672,474	690,745
	6.704% 4/1/34		70,100	70,498
	Freddie Mac Balloon 7 yr 3.00% 8/1/10		401,338	396,525
	Freddie Mac Relocation 15 yr 3.50% 10/1/18		286,614	264,297
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		2,437,882	2,331,716
	6.50% 10/1/30		1,463	1,492
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14		101,639	100,962
	4.50% 5/1/20		5,678,178	5,423,028
	5.00% 6/1/18		2,140,168	2,109,121
	5.00% 4/1/20		2,877,928	2,824,153
	5.50% 7/1/14		6,536	6,700
	Freddie Mac S.F. 30 yr
	4.50% 10/1/35		4,755,232	4,317,949
	5.00% 10/1/36		81,403,832	77,116,560
	5.00% 7/1/38		13,615,291	12,889,709
	5.00% 8/1/38		23,384,725	22,142,168
	5.50% 12/1/34		102,584	100,226
	5.50% 1/1/35		3,276,028	3,200,748
	5.50% 10/1/36		21,555,867	21,036,955
	5.50% 2/1/38		22,181,847	21,644,399
	5.50% 8/1/38		2,105,718	2,054,698
	5.50% 10/1/38		5,669,999	5,532,620
	6.00% 6/1/37		2,159,858	2,157,293
	6.00% 5/1/38		21,012,368	20,987,415
	6.00% 8/1/38		7,967,548	7,958,087
	6.50% 10/1/32		5,928	6,049
	6.50% 12/1/37		21,795,365	22,103,225
	6.50% 8/1/38		3,972,997	4,029,115
	7.00% 11/1/33		720,602	739,485

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	GNMA I S.F. 15 yr 6.50% 7/15/09	USD	1,264	$1,270
	GNMA I S.F. 30 yr
	7.00% 5/15/28		320,559	329,434
	7.00% 12/15/34		6,481,049	6,636,891
	7.50% 10/15/30		3,980	4,195
	7.50% 2/15/32		1,041	1,097
	9.50% 9/15/17		6,278	6,902
	10.00% 7/15/17		4,427	5,060
Total Agency Mortgage-Backed Securities
	(cost $706,608,613)			693,213,709

Agency Obligations – 5.64%
	Fannie Mae
	¥*3.25% 4/9/13		15,200,000	14,674,794
	*3.625% 2/12/13		11,170,000	10,964,316
	¥4.375% 3/15/13		16,675,000	16,852,889
	*4.75% 11/19/12		25,055,000	25,675,387
	5.00% 2/16/12		10,130,000	10,531,715
*	Federal Farm Credit Bank 5.125% 8/25/16		1,935,000	1,921,859
	Federal Home Loan Bank System
	*3.625% 10/18/13		20,015,000	19,327,165
	*4.625% 10/10/12		2,730,000	2,776,137
	*5.50% 8/13/14		3,100,000	3,220,776
^	Financing Corporation Interest Strip
	CPN 4.52% 2/8/16		1,000,000	704,516
	CPN 4.782% 4/6/12		2,393,000	2,165,304
	CPN 4.797% 5/2/12		365,000	329,489
	CPN 4.901% 10/6/12		1,608,000	1,418,925
	CPN 4.948% 10/6/14		1,923,000	1,534,906
	CPN 5.079% 2/8/13		500,000	433,940
	CPN 5.08% 8/8/13		500,000	425,412
	CPN 5.101% 10/6/11		355,000	329,619
	CPN 5.101% 2/3/12		50,000	45,545
	CPN 5.175% 3/26/12		880,000	796,998
	CPN 5.192% 10/6/15		1,140,000	817,708
	CPN 5.259% 5/30/16		385,000	260,288
	CPN 1 5.093% 11/11/11		173,000	159,749
	CPN 1 5.162% 5/11/12		1,000,000	901,968
	CPN 1 5.283% 5/11/15		1,270,000	940,432

		Principal amount°		Value (U.S. $)
Agency Obligations (continued)
^	Financing Corporation Interest Strip (continued)
	CPN 4 5.213% 10/6/15	USD	640,000	$459,064
	CPN 7 5.097% 8/3/13		10,000	8,512
	CPN 13 5.161% 12/27/12		300,000	261,935
	CPN 13 5.208% 6/27/13		1,265,000	1,080,726
	CPN 15 4.907% 9/7/13		2,550,000	2,161,783
	CPN 17 5.352% 4/5/13		125,000	107,747
	CPN A 5.098% 8/8/15		480,000	346,815
	CPN A 5.099% 2/8/15		480,000	359,830
	CPN A 5.112% 2/8/14		500,000	414,088
	CPN C 5.099% 5/30/15		25,000	18,428
*^	Financing Corporation Principal Strip
	5.142% 9/26/19		860,000	479,054
	Freddie Mac
	¥4.125% 12/21/12		28,000,000	28,033,937
	*4.50% 1/15/13		13,000,000	13,183,040
	4.75% 3/5/12		3,200,000	3,306,374
	4.75% 1/19/16		335,000	333,037
	5.125% 11/17/17		1,100,000	1,092,874
	*5.75% 1/15/12		13,410,000	14,272,893
	Tennessee Valley Authority 4.875% 1/15/48		4,300,000	3,697,355
Total Agency Obligations (cost $187,311,216)				186,827,329

@=#Collateralized Debt Obligation – 0.00%
	Travelers Funding CBO Series 1A A2 144A
	6.35% 2/18/14		10,939	10,810
Total Collateralized Debt Obligation
	(cost $11,377)			10,810

Commercial Mortgage-Backed Securities – 2.46%
#	American Tower Trust
	Series 2007-1A AFX 144A 5.42% 4/15/37		3,155,000	2,662,441
	Bank of America Commercial Mortgage Securities
	•Series 2004-3 A5 5.318% 6/10/39		4,745,000	4,136,674
	Series 2004-4 A4 4.502% 7/10/42		500,000	456,976
	Series 2004-5 A3 4.561% 11/10/41		20,000	18,167
	•Series 2005-1 A5 5.084% 11/10/42		2,800,000	2,313,447

Statement of net assets
Delaware Diversified Income Fund

			Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Bank of America Commercial Mortgage Securities (continued)
	•	Series 2005-6 AM 5.18% 9/10/47	USD	2,840,000	$1,929,670
		Series 2006-4 A4 5.634% 7/10/46		6,280,000	4,883,957
	•	Series 2007-3 A4 5.658% 6/10/49		4,360,000	3,262,979
	Bear Stearns Commercial Mortgage Securities
	@#	Series 2004-ESA E 144A 5.064% 5/14/16		1,355,000	1,367,151
	•	Series 2005-T20 A4A 5.151% 10/12/42		3,800,000	3,074,984
	•	Series 2006-PW12 A4 5.718% 9/11/38		4,600,000	3,661,262
		Series 2006-PW14 A4 5.201% 12/11/38		1,300,000	975,933
	•	Series 2007-PW16 A4 5.712% 6/11/40		7,325,000	5,554,791
	•	Series 2007-T28 A4 5.742% 9/11/42		3,655,000	2,744,847
w	Commercial Mortgage Pass Through Certificates
	•#	Series 2001-J1A A2 144A 6.457% 2/14/34		1,045,375	1,022,216
		Series 2006-C7 A2 5.69% 6/10/46		925,000	866,373
•#	Credit Suisse First Boston Mortgage Securities
		Series 2001-SPGA A2 144A 6.515% 8/13/18		1,000,000	960,174
•	Credit Suisse Mortgage Capital Certificates
		Series 2006-C1 AAB 5.552% 2/15/39		640,000	535,346
•#	Crown Castle Towers 144A
		Series 2005-1A AFL 4.94% 6/15/35		1,110,000	1,015,206
		Series 2005-1A C 5.074% 6/15/35		700,000	630,840
		Series 2006-1A B 5.362% 11/15/36		1,520,000	1,293,064
•	DLJ Commercial Mortgage
		Series 1999-CG3 A3 7.73% 10/10/32		1,210,000	1,210,462
	First Union National Bank-Bank of America
		Commercial Mortgage Trust
		Series 2001-C1 C 6.403% 3/15/33		30,000	29,083
	General Electric Capital Commercial Mortgage
		Series 2002-1A A3 6.269% 12/10/35		4,020,000	3,805,320
	Goldman Sachs Mortgage Securities II
		Series 2004-GG2 A3 4.602% 8/10/38		60,000	58,918
	•	Series 2004-GG2 A5 5.279% 8/10/38		500,000	438,861
		Series 2005-GG4 A4 4.761% 7/10/39		2,870,000	2,277,644
	@•#	Series 2006-RR3 A1S 144A 5.662% 7/18/56		160,000	56,000
	Greenwich Capital Commercial Funding
		Series 2004-GG1 A3 4.344% 6/10/36		1,513,173	1,497,438
	•	Series 2004-GG1 A7 5.317% 6/10/36		2,525,000	2,169,265

	Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	USD	2,755,000	$2,510,487
Series 2002-C2 A2 5.05% 12/12/34		3,145,000	2,795,653
Series 2003-C1 A2 4.985% 1/12/37		1,690,000	1,488,574
Series 2006-LDP9 A2 5.134% 5/15/47		4,575,000	3,563,694
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20		6,908	6,845
Series 2002-C1 A4 6.462% 3/15/31		1,170,000	1,120,396
Series 2003-C8 A2 4.207% 11/15/27		66,022	63,916
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38		400,000	377,602
•Series 2005-CKI1 A6 5.415% 11/12/37		1,600,000	1,294,669
•Series 2006-C1 ASB 5.657% 5/12/39		105,000	87,137
Merrill Lynch/Countrywide Commercial Mortgage
Trust Series 2007-5 A1 4.275% 8/12/48		574,263	533,642
• Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31		455,000	447,350
Series 2006-HQ9 A4 5.731% 7/12/44		7,340,000	5,762,163
Series 2007-IQ14 A4 5.692% 4/15/49		1,595,000	1,194,004
•# Morgan Stanley Dean Witter Capital I Series
2001-TOP1 E 144A 7.364% 2/15/33		185,000	144,290
# SBA Commercial Mortgage Securities Trust
Series 2006-1A B 144A 5.451% 11/15/36		330,000	307,058
# Tower 144A
Series 2004-2A A 4.232% 12/15/14		655,000	639,824
@Series 2006-1 B 5.588% 2/15/36		695,000	659,263
@Series 2006-1 C 5.707% 2/15/36		995,000	913,599
Wachovia Bank Commercial Mortgage Trust
•Series 2005-C20 A5 5.087% 7/15/42		95,000	86,877
Series 2006-C28 A2 5.50% 10/15/48		2,740,000	2,459,899
Total Commercial Mortgage-Backed Securities
(cost $97,031,511)			81,366,431

Convertible Bonds – 0.47%
Advanced Medical Optics 3.25% 8/1/26
exercise price $59.61, expiration date 8/1/26		1,115,000	429,275
Advanced Micro Devices 6.00% 5/1/15
exercise price $28.08, expiration date 5/1/15		4,440,000	1,498,500

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
†	Mirant (Escrow) 2.50% 6/15/21 exercise price
	$67.95, expiration date 6/15/21	USD	695,000	$0
^	Omnicome Group 0.00% 2/7/31 exercise price
	$55.01, expiration date 2/7/31		1,750,000	1,697,500
•	Prudential Financial 0.419% 12/12/36
	exercise price $104.21, expiration date 12/12/36		8,480,000	8,284,112
	Qwest Communications International 3.50%
	11/15/25 exercise price $5.61,
	expiration date 11/15/25		864,000	660,960
•	Wyeth 2.621% 1/15/24 exercise price
	$60.09, expiration date 1/15/24		2,947,000	2,833,541
Total Convertible Bonds (cost $18,210,504)				15,403,888

Corporate Bonds – 28.31%
Banking – 3.20%
@	American Express Centurion Bank 5.55% 10/17/12		6,088,000	5,098,438
@•#	Banco Mercantil 144A 6.862% 10/13/21		2,349,000	1,785,717
	Bank of America
	5.125% 11/15/14		7,695,000	6,786,113
	*5.30% 3/15/17		5,450,000	4,599,544
	•8.00% 12/29/49		5,985,000	4,487,625
*	Bank of New York Mellon 5.125% 8/27/13		11,895,000	11,348,733
#	Bank of Scotland 144A 5.25% 2/21/17		4,570,000	3,961,966
	BB&T
	4.90% 6/30/17		4,964,000	3,976,174
	5.25% 11/1/19		485,000	373,988
	BB&T Capital Trust II 6.75% 6/7/36		11,615,000	7,530,689
	Branch Banking & Trust 5.625% 9/15/16		2,250,000	1,956,474
@•	Capital One FSB 2.919% 3/13/09		3,853,000	3,843,090
#	CoBank ACB 144A 7.875% 4/16/18		1,985,000	1,766,442
@	JPMorgan Chase Capital XXV 6.80% 10/1/37		7,547,000	5,445,666
	Mellon Bank 5.45% 4/1/16		1,950,000	1,712,937
	PNC Bank 6.875% 4/1/18		6,985,000	6,450,417
@∏•	Popular North America 4.608% 4/6/09		1,121,000	1,094,976
	Silicon Valley Bank
	5.70% 6/1/12		5,872,000	5,278,899
	6.05% 6/1/17		690,000	542,347

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
	U.S. Bank
	4.80% 4/15/15	USD	2,347,000	$2,201,228
	4.95% 10/30/14		555,000	525,686
•*	USB Capital IX 6.189% 4/15/49		9,142,000	4,756,089
	Wells Fargo 5.625% 12/11/17		6,765,000	5,978,258
•	Wells Fargo Capital XIII 7.70% 12/29/49		17,780,000	14,548,573
				106,050,069
Basic Industry – 1.92%
#	ArcelorMittal 144A 6.125% 6/1/18		6,435,000	4,441,238
*	California Steel Industries 6.125% 3/15/14		1,415,000	1,040,025
@	CPG International I 10.50% 7/1/13		870,000	565,500
	Domtar 7.125% 8/15/15		826,000	619,500
@#	Evraz Group 144A 9.50% 4/24/18		13,975,000	5,939,375
	Freeport McMoRan Copper & Gold
	8.25% 4/1/15		1,744,000	1,396,815
	8.375% 4/1/17		4,013,000	3,154,563
#	Georgia Pacific 144A 7.125% 1/15/17		1,410,000	987,000
	Georgia-Pacific
	7.70% 6/15/15		785,000	549,500
	8.875% 5/15/31		379,000	246,350
	9.50% 12/1/11		85,000	73,100
@#	GTL Trade Finance 144A 7.25% 10/20/17		1,943,000	1,430,955
	Innophos 8.875% 8/15/14		2,152,000	1,904,520
@#	Innophos Holdings 144A 9.50% 4/15/12		1,045,000	862,125
	International Coal Group 10.25% 7/15/14		2,450,000	2,070,250
	Lubrizol 4.625% 10/1/09		2,500,000	2,408,860
#	MacDermid 144A 9.50% 4/15/17		3,711,000	1,985,385
	Massey Energy 6.875% 12/15/13		2,724,000	2,220,060
	Momentive Performance Materials
	9.75% 12/1/14		2,665,000	1,505,725
	NewPage 10.00% 5/1/12		2,979,000	2,040,615
@#	Nine Dragons Paper Holding 144A
	7.875% 4/29/13		5,068,000	4,378,787
•	Noranda Aluminum Acquisition 6.828% 5/15/15		1,800,000	819,000
	Norske Skog Canada 8.625% 6/15/11		1,600,000	952,000
@#	Norske Skogindustrier 144A 7.125% 10/15/33		1,758,000	922,950
=	Port Townsend 12.431% 8/27/12		551,600	546,084
@	Potlatch 13.00% 12/1/09		2,030,000	2,196,596

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Rio Tinto Finance USA
	5.875% 7/15/13	USD	2,600,000	$2,220,790
	6.50% 7/15/18		843,000	655,000
#	Rock-Tenn 144A 9.25% 3/15/16		1,547,000	1,369,095
@	Rockwood Specialties Group 7.50% 11/15/14		1,415,000	1,167,375
#	Ryerson 144A
	•10.176% 11/1/14		1,315,000	900,775
	12.00% 11/1/15		680,000	465,800
@#	Sappi Papier Holding 144A 6.75% 6/15/12		3,973,000	2,834,040
@#	Severstal 144A 9.75% 7/29/13		7,920,000	3,366,000
#	Steel Dynamics 144A 7.75% 4/15/16		6,199,000	4,137,833
#	Vedanta Resources 144A 9.50% 7/18/18		1,600,000	712,000
•	Verso Paper Holdings 6.551% 8/1/14		815,000	476,775
				63,562,361
Brokerage – 1.89%
	AMVESCAP 4.50% 12/15/09		2,059,000	1,988,936
	Citigroup 6.50% 8/19/13		27,968,000	26,539,144
	Goldman Sachs Group
	5.95% 1/18/18		3,019,000	2,466,152
	6.15% 4/1/18		5,363,000	4,450,164
	@6.75% 10/1/37		4,471,000	2,918,843
	Jefferies Group 6.45% 6/8/27		2,965,000	2,115,406
	JPMorgan Chase
	*6.00% 1/15/18		1,560,000	1,401,833
	6.40% 5/15/38		9,869,000	8,498,028
	LaBranche 11.00% 5/15/12		690,000	617,550
	Lazard Group 6.85% 6/15/17		826,000	594,105
	Morgan Stanley
	5.30% 3/1/13		4,655,000	3,853,595
	5.375% 10/15/15		9,365,000	7,331,699
				62,775,455
Capital Goods – 1.24%
	Allied Waste North America
	6.875% 6/1/17		1,550,000	1,356,250
	7.125% 5/15/16		695,000	615,075
	7.25% 3/15/15		125,000	111,875
*@	Associated Materials 9.75% 4/15/12		2,171,000	1,943,045
@	BWAY 10.00% 10/15/10		4,153,000	3,550,815

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
@	Casella Waste Systems 9.75% 2/1/13	USD	3,233,000	$2,861,205
	Celestica
	7.625% 7/1/13		415,000	338,225
	7.875% 7/1/11		795,000	719,475
*	DRS Technologies 7.625% 2/1/18		2,698,000	2,684,510
	Flextronics International 6.25% 11/15/14		1,270,000	971,550
	Graham Packaging
	8.50% 10/15/12		1,181,000	868,035
	*9.875% 10/15/14		2,300,000	1,460,500
*	Graphic Packaging International 9.50% 8/15/13		5,715,000	3,943,350
	Greenbrier 8.375% 5/15/15		4,855,000	3,726,213
	Hexion US Finance 9.75% 11/15/14		1,165,000	745,600
@	Intertape Polymer 8.50% 8/1/14		922,000	742,210
#	Moog 144A 7.25% 6/15/18		1,175,000	945,875
	Owens-Brockway Glass Container 6.75% 12/1/14		2,535,000	2,205,450
	Thermadyne Holdings 9.50% 2/1/14		2,400,000	1,884,000
*	Tyco Electronics Group 5.95% 1/15/14		6,115,000	5,576,916
@	Vitro 11.75% 11/1/13		4,092,000	1,350,360
	Vought Aircraft Industries 8.00% 7/15/11		3,130,000	2,363,150
				40,963,684
Communications – 6.18%
*	AT&T 5.60% 5/15/18		6,607,000	5,646,976
*	AT&T Wireless 8.125% 5/1/12		18,487,000	18,339,473
*	CCO Holdings 8.75% 11/15/13		5,285,000	3,514,525
•	Centennial Communications 9.633% 1/1/13		1,036,000	792,540
#	Charter Communications Operating 144A
	10.875% 9/15/14		7,300,000	5,967,750
	Cincinnati Bell 7.00% 2/15/15		1,175,000	804,875
	Citizens Communications 7.125% 3/15/19		5,774,000	3,579,880
	Comcast
	•5.119% 7/14/09		1,438,000	1,377,929
	5.875% 2/15/18		4,454,000	3,736,461
	6.30% 11/15/17		2,813,000	2,434,936
	Cricket Communications
	9.375% 11/1/14		5,261,000	4,300,868
	*9.375% 11/1/14		940,000	768,450
	CSC Holdings 6.75% 4/15/12		3,700,000	3,219,000
#	CSC Holdings 144A 8.50% 6/15/15		1,735,000	1,474,750

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Deutsche Telekom International Finance
	5.25% 7/22/13	USD	6,700,000	$5,940,743
	Dex Media West 9.875% 8/15/13		3,124,000	1,179,310
@#	Digicel 144A 9.25% 9/1/12		6,683,000	5,246,155
#	DirecTV Holdings 144A 7.625% 5/15/16		3,651,000	3,085,095
@#	Expedia 144A 8.50% 7/1/16		1,175,000	875,375
@	GCI 7.25% 2/15/14		245,000	197,225
@	Grupo Televisa 8.49% 5/11/37	MXN	53,600,000	2,766,489
	Hughes Network Systems 9.50% 4/15/14	USD	2,611,000	2,232,405
Ω	Inmarsat Finance 10.375% 11/15/12		11,416,000	9,132,800
	Intelsat Bermuda 11.25% 6/15/16		5,389,000	4,634,540
#	Intelsat Bermuda 144A 8.875% 1/15/15		810,000	692,550
	Lamar Media
	6.625% 8/15/15		1,078,000	797,720
	*6.625% 8/15/15		3,125,000	2,312,500
#	LBI Media 144A 8.50% 8/1/17		741,000	448,305
	LIN Television 6.50% 5/15/13		1,155,000	652,575
	Lucent Technologies 6.45% 3/15/29		1,687,000	835,065
	MetroPCS Wireless 9.25% 11/1/14		9,572,000	8,016,550
#	Nordic Telephone Holdings 144A 8.875% 5/1/16		1,410,000	1,191,450
	Nortel Networks
	•9.003% 7/15/11		1,736,000	950,460
	10.75% 7/15/16		2,455,000	1,307,288
*#	Nortel Networks 144A 10.75% 7/15/16		2,799,000	1,490,468
*	PAETEC Holding 9.50% 7/15/15		1,147,000	656,658
	Quebecor Media 7.75% 3/15/16		2,194,000	1,530,315
*	Qwest Capital Funding 7.25% 2/15/11		2,310,000	1,778,700
	Rogers Communications
	6.80% 8/15/18		11,636,000	10,199,232
	8.00% 12/15/12		1,155,000	1,082,813
	Sprint Capital 8.375% 3/15/12		9,580,000	7,717,169
	Sprint Nextel 6.00% 12/1/16		2,525,000	1,751,095
	Telecom Italia Capital
	4.00% 1/15/10		3,638,000	3,279,213
	7.721% 6/4/38		5,605,000	3,822,408
	Thomson Reuters
	*5.95% 7/15/13		3,144,000	2,855,038
	6.50% 7/15/18		4,219,000	3,553,242

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
*	Time Warner Cable 7.30% 7/1/38	USD	3,156,000	$2,647,660
	Time Warner Telecom Holdings 9.25% 2/15/14		1,086,000	885,090
	Verizon Communications
	5.55% 2/15/16		6,980,000	6,098,915
	6.10% 4/15/18		2,830,000	2,476,759
	6.90% 4/15/38		7,145,000	5,993,798
	8.95% 3/1/39		6,370,000	6,481,475
	Videotron 6.375% 12/15/15		85,000	65,025
#	Videotron 144A 9.125% 4/15/18		1,810,000	1,615,425
@#	Vimpelcom 144A 9.125% 4/30/18		18,859,000	9,756,552
	Virgin Media Finance 8.75% 4/15/14		3,050,000	2,150,250
#	Vivendi 144A 6.625% 4/4/18		7,057,000	6,023,834
	Vodafone Group
	5.00% 12/16/13		6,035,000	5,276,744
	5.00% 9/15/15		1,745,000	1,419,711
#	Wind Acquisition 144A 10.75% 12/1/15		475,000	368,125
	Windstream 8.125% 8/1/13		5,868,000	4,855,770
@#	XM Satellite Radio 144A 13.00% 8/1/13		795,000	306,075
				204,590,572
Consumer Cyclical – 2.14%
	Centex
	4.55% 11/1/10		1,315,000	1,032,275
	5.125% 10/1/13		600,000	399,000
	Corrections Corporation of America
	6.25% 3/15/13		880,000	763,400
	CVS Caremark
	4.875% 9/15/14		6,977,000	5,752,732
	5.75% 6/1/17		8,379,000	6,773,071
•	Daimler Finance North America 3.241% 8/3/09		3,197,000	2,880,315
*@	Denny’s 10.00% 10/1/12		670,000	512,550
*	Dollar General 10.625% 7/15/15		3,364,000	3,111,700
	DR Horton
	6.00% 4/15/11		3,394,000	2,630,350
	7.875% 8/15/11		2,085,000	1,647,150
*	Ford Motor 7.45% 7/16/31		3,263,000	1,044,160
	Ford Motor Credit
	•7.569% 1/13/12		1,540,000	932,512
	7.80% 6/1/12		3,270,000	1,910,867

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
@#	Galaxy Entertainment Finance 144A
	8.133% 12/15/10	USD	3,335,000	$1,283,975
	9.875% 12/15/12		3,049,000	1,173,865
	Gaylord Entertainment
	6.75% 11/15/14		835,000	539,619
	*8.00% 11/15/13		2,928,000	2,013,000
@	Global Cash Access/Finance 8.75% 3/15/12		1,829,000	1,545,505
*	Goodyear Tire & Rubber 9.00% 7/1/15		760,000	608,000
#	Invista 144A 9.25% 5/1/12		1,115,000	931,025
	Lear 8.75% 12/1/16		3,862,000	1,448,250
	Levi Strauss 9.75% 1/15/15		1,245,000	877,725
	M/I Homes 6.875% 4/1/12		1,005,000	608,025
*	MGM MIRAGE 7.50% 6/1/16		1,785,000	1,062,075
#	MGM MIRAGE 144A 13.00% 11/15/13		880,000	800,800
@	Mobile Mini 6.875% 5/1/15		1,330,000	964,250
*	Neiman Marcus Group 10.375% 10/15/15		3,486,000	2,335,620
	Pinnacle Entertainment
	8.25% 3/15/12		335,000	233,663
	8.75% 10/1/13		1,960,000	1,489,600
@#	Pokagon Gaming Authority 144A
	10.375% 6/15/14		3,779,000	3,457,785
	Ryland Group
	5.375% 5/15/12		2,630,000	1,880,450
	6.875% 6/15/13		2,340,000	1,649,700
	Target 5.125% 1/15/13		7,035,000	6,435,526
*	Tenneco 8.625% 11/15/14		2,365,000	1,129,288
	Toll Brothers
	8.25% 2/1/11		3,565,000	3,101,550
	8.25% 12/1/11		830,000	709,650
@	Travelport 9.875% 9/1/14		1,975,000	948,000
*#	TRW Automotive 144A 7.00% 3/15/14		1,260,000	749,700
	Wal-Mart Stores 6.20% 4/15/38		4,130,000	3,576,163
				70,942,891
Consumer Non-Cyclical – 3.51%
@	ACCO Brands 7.625% 8/15/15		683,000	396,140
	Advanced Medical Optics 7.50% 5/1/17		2,447,000	1,627,255
	Alliance Imaging 7.25% 12/15/12		1,385,000	1,198,025
@	AmBev International Finance 9.50% 7/24/17	BRL	950,000	304,718

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
@#	AmBev International Finance 144A
	9.50% 7/24/17	BRL	3,784,000	$1,252,894
	Aramark 8.50% 2/1/15	USD	3,460,000	2,975,600
	AstraZeneca 5.90% 9/15/17		2,768,000	2,559,190
#	Bausch & Lomb 144A 9.875% 11/1/15		9,126,000	7,209,540
	Biomet 10.00% 10/15/17		2,260,000	2,090,500
	Bottling Group 6.95% 3/15/14		16,425,000	16,804,811
*	Chiquita Brands International
	7.50% 11/1/14		565,000	403,975
	8.875% 12/1/15		2,170,000	1,611,225
	Community Health Systems 8.875% 7/15/15		2,485,000	2,093,613
	Constellation Brands 8.125% 1/15/12		688,000	622,640
	Cornell 10.75% 7/1/12		695,000	623,763
	Covidien International Finance
	6.00% 10/15/17		5,515,000	4,816,939
	6.55% 10/15/37		1,208,000	957,617
	Del Monte
	6.75% 2/15/15		412,000	341,960
	8.625% 12/15/12		371,000	337,610
	Delhaize America 9.00% 4/15/31		3,924,000	3,484,924
	Diageo Capital 5.75% 10/23/17		3,213,000	2,766,801
#	Dr Pepper Snapple Group 144A 6.82% 5/1/18		8,806,000	7,722,739
*	General Mills 5.65% 9/10/12		2,970,000	2,744,636
	GlaxoSmithKline Capital
	4.375% 4/15/14		1,770,000	1,612,553
	5.65% 5/15/18		5,940,000	5,273,419
	HCA 9.25% 11/15/16		8,662,000	7,384,355
	HCA PIK 9.625% 11/15/16		1,205,000	973,038
•	HealthSouth 9.133% 6/15/14		3,650,000	3,120,750
	Iron Mountain
	6.625% 1/1/16		861,000	693,105
	*8.00% 6/15/20		2,843,000	2,245,970
*	Jarden 7.50% 5/1/17		1,691,000	1,268,250
	Kraft Foods
	4.125% 11/12/09		182,000	179,835
	6.125% 2/1/18		6,639,000	5,697,809
@	National Beef Packing 10.50% 8/1/11		1,574,000	1,345,770
	Quest Diagnostic 5.45% 11/1/15		4,808,000	3,896,509
	RSC Equipment Rental 9.50% 12/1/14		525,000	317,625

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Select Medical 7.625% 2/1/15	USD	2,880,000	$1,814,400
@#	Seminole Indian Tribe of Florida 144A
	7.804% 10/1/20		1,770,000	1,547,971
	8.03% 10/1/20		590,000	522,498
	Tyson Foods 7.35% 4/1/16		1,265,000	943,332
	Visant Holding 8.75% 12/1/13		2,760,000	1,918,200
	Wyeth 5.50% 2/1/14		11,087,000	10,401,158
				116,103,662
Electric – 1.63%
	AES
	7.75% 3/1/14		309,000	251,835
	8.00% 10/15/17		1,639,000	1,270,225
#	AES 144A
	8.00% 6/1/20		4,119,000	3,048,060
	8.75% 5/15/13		487,000	445,605
	Baltimore Gas & Electric 6.125% 7/1/13		2,419,000	2,202,122
	Columbus Southern Power 6.05% 5/1/18		1,809,000	1,507,865
	Commonwealth Edison
	5.80% 3/15/18		2,290,000	1,882,091
	6.15% 9/15/17		2,103,000	1,792,601
	Detroit Edison 5.60% 6/15/18		1,960,000	1,665,114
	Duquense Light Holdings 5.50% 8/15/15		3,168,000	2,536,808
	Edison Mission Energy
	7.00% 5/15/17		405,000	322,481
	7.50% 6/15/13		715,000	605,963
	7.625% 5/15/27		3,784,000	2,478,520
	Elwood Energy 8.159% 7/5/26		1,864,936	1,637,401
	Florida Power 6.40% 6/15/38		2,841,000	2,506,955
	Illinois Power 6.125% 11/15/17		1,969,000	1,602,156
@	ISA Capital do Brasil 7.875% 1/30/12		685,000	570,263
@#	ISA Capital do Brasil 144A 7.875% 1/30/12		3,363,000	2,808,105
@#	Korea Southern Power 144A 5.375% 4/18/13		3,589,000	3,094,246
	Midamerican Funding 6.75% 3/1/11		208,000	223,764
	Midwest Generation 8.30% 7/2/09		522,404	506,732
	Mirant North America 7.375% 12/31/13		2,151,000	1,890,191
	NRG Energy 7.375% 2/1/16		5,268,000	4,556,819
	Orion Power Holdings 12.00% 5/1/10		2,190,000	2,124,300
*	Peco Energy 5.35% 3/1/18		1,624,000	1,339,357
#	Power Contract Financing 144A 6.256% 2/1/10		331,675	336,757

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
	PPL Electric Utilities 7.125% 11/30/13	USD	3,725,000	$3,808,976
	South Carolina Electric & Gas 6.50% 11/1/18		2,670,000	2,611,073
	Texas Competitive Electric Holdings 144A
	10.25% 11/1/15		2,370,000	1,818,975
	Union Electric 6.70% 2/1/19		1,546,000	1,287,653
#	West Penn Power 144A 5.95% 12/15/17		1,480,000	1,198,565
				53,931,578
Energy – 2.66%
	Baker Hughes 6.50% 11/15/13		3,115,000	3,121,610
	Canadian Natural Resources 6.00% 8/15/16		4,065,000	3,441,462
	Chesapeake Energy
	6.375% 6/15/15		154,000	118,965
	6.625% 1/15/16		2,017,000	1,585,866
	7.00% 8/15/14		580,000	468,350
	Complete Production Service 8.00% 12/15/16		1,035,000	708,975
	Compton Petroleum Finance 7.625% 12/1/13		3,187,000	1,864,395
@#	Connacher Oil & Gas 144A 10.25% 12/15/15		3,130,000	2,206,650
	Copano Energy 144A 7.75% 6/1/18		1,310,000	910,450
	Dynergy Holdings 7.75% 6/1/19		5,807,000	3,919,725
*	Enbridge Energy 6.50% 4/15/18		1,194,000	996,130
	Energy Partners 9.75% 4/15/14		1,160,000	629,300
	Enterprise Products Operating
	6.30% 9/15/17		2,140,000	1,751,686
	6.50% 1/31/19		662,000	537,214
	•*8.375% 8/1/66		1,433,000	1,065,372
	Frontier Oil
	8.50% 9/15/16		1,020,000	892,500
@	Geophysique-Veritas
	7.50% 5/15/15		355,000	239,625
	7.75% 5/15/17		1,854,000	1,251,450
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16		7,263,000	4,684,635
#	Hilcorp Energy I 144A
	7.75% 11/1/15		2,344,000	1,675,960
	9.00% 6/1/16		1,277,000	938,595
	Key Energy Services 8.375% 12/1/14		863,000	642,935
	Mariner Energy 8.00% 5/15/17		1,776,000	1,056,720
	MarkWest Energy Partners 8.75% 4/15/18		1,715,000	1,243,375

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Nexen 5.65% 5/15/17	USD	3,125,000	$2,485,656
	OPTI Canada
	7.875% 12/15/14		783,000	473,715
	8.25% 12/15/14		2,416,000	1,449,600
	Petro-Canada 6.05% 5/15/18		4,259,000	3,315,521
	PetroHawk Energy 9.125% 7/15/13		1,782,000	1,381,050
#	PetroHawk Energy 144A 7.875% 6/1/15		1,365,000	931,613
@	Petroleum Development 12.00% 2/15/18		1,450,000	1,123,750
#	Plains All American Pipeline 144A 6.50% 5/1/18		5,028,000	3,726,407
	Plains Exploration & Production
	7.00% 3/15/17		798,000	526,680
	7.625% 6/1/18		4,785,000	3,158,100
	Range Resources 7.25% 5/1/18		1,235,000	1,003,438
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		1,285,000	1,176,385
	5.838% 9/30/27		1,475,000	1,140,902
	Regency Energy Partners 8.375% 12/15/13		1,300,000	994,500
	Siberian Oil 10.75% 1/15/09		70,000	69,147
	Suncor Energy
	5.95% 12/1/34		4,000,000	2,526,580
	6.85% 6/1/39		1,681,000	1,204,157
@	TNK-BP Finance 7.875% 3/13/18		3,399,000	1,410,585
	TransCanada Pipelines 7.25% 8/15/38		4,485,000	3,564,409
	Weatherford International
	5.95% 6/15/12		5,340,000	4,813,454
	6.00% 3/15/18		1,849,000	1,414,670
	6.35% 6/15/17		1,799,000	1,488,523
	Whiting Petroleum 7.25% 5/1/13		3,897,000	2,942,235
	Williams 7.50% 1/15/31		1,219,000	897,980
	XTO Energy
	5.50% 6/15/18		3,448,000	2,718,807
	5.75% 12/15/13		3,213,000	2,839,945
	6.75% 8/1/37		4,420,000	3,284,113
				88,013,867
Financials – 1.06%
@	Cardtronics
	9.25% 8/15/13		3,070,000	2,425,300

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Financials (continued)
	Caterpillar Financial Services 7.05% 10/1/18	USD	3,560,000	$3,365,763
	FTI Consulting 7.625% 6/15/13		3,159,000	3,024,743
	General Electric Capital
	@5.125% 1/28/14	SEK	18,100,000	2,122,752
	*5.875% 1/14/38	USD	10,550,000	7,547,112
	•@6.50% 2/2/11	NOK	22,500,000	3,246,404
@	General Electric Capital UK Funding
	4.625% 1/18/16	GBP	1,497,000	1,836,215
@•	HSBC Financial 2.846% 4/24/10	CAD	2,142,000	1,741,597
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	USD	1,975,000	639,995
	International Lease Finance
	5.35% 3/1/12		2,568,000	1,676,082
	5.875% 5/1/13		1,471,000	946,727
	*6.625% 11/15/13		4,254,000	2,764,853
	Lender Process Services 8.125% 7/1/16		1,100,000	946,000
	Leucadia National 8.125% 9/15/15		1,027,000	914,030
@#	Nuveen Investments 144A 10.50% 11/15/15		3,626,000	997,150
•#	Xstrata Finance 144A 3.154% 11/13/09		945,000	928,240
				35,122,963
Industrials – 0.05%
	Sally Holdings 10.50% 11/15/16		2,115,000	1,554,525
				1,554,525
Insurance – 1.48%
•*	Hartford Financial Services Group
	8.125% 6/15/38		14,225,000	7,108,802
@#	Max USA Holdings 144A 7.20% 4/14/17		2,309,000	1,951,193
	MetLife 6.817% 8/15/18		7,265,000	6,265,656
•#	Metlife Capital Trust X 144A 9.25% 4/8/38		12,000,000	7,481,880
#	Metropolitan Life Global Funding I 144A
	4.25% 7/30/09		1,424,000	1,370,962
	5.125% 4/10/13		3,000,000	2,684,313
@∏	Montpelier Re Holdings 6.125% 8/15/13		618,000	303,461
@•w#	Twin Reefs Pass Through Trust 144A
	5.294% 12/31/49		1,900,000	192,375
	UnitedHealth Group
	5.50% 11/15/12		4,887,000	4,320,235
	5.80% 3/15/36		13,701,000	8,449,803
	Unitrin 6.00% 5/15/17		2,676,000	2,233,371

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Insurance (continued)
WellPoint
5.00% 1/15/11	USD	3,486,000	$3,439,127
5.00% 12/15/14		2,772,000	2,395,981
•# White Mountains Re Group 144A
7.506% 5/29/49		1,892,000	700,040
			48,897,199
Natural Gas – 0.25%
AmeriGas Partners 7.125% 5/20/16		1,482,000	1,100,385
El Paso
6.875% 6/15/14		1,202,000	962,731
*7.00% 6/15/17		1,186,000	911,090
# El Paso Performance-Linked Trust 144A
7.75% 7/15/11		1,033,000	865,710
@ Ferrellgas Finance Escrow 6.75% 5/1/14		1,695,000	1,211,925
Inergy Finance
6.875% 12/15/14		1,187,000	884,315
8.25% 3/1/16		1,236,000	954,810
Kinder Morgan Energy Partners 6.95% 1/15/38		2,100,000	1,544,050
			8,435,016
Real Estate – 0.16%
Host Hotels & Resorts 7.125% 11/1/13		3,601,000	2,844,790
Regency Centers 5.875% 6/15/17		1,752,000	1,336,808
•# USB Realty 144A 6.091% 12/22/49		2,400,000	1,128,768
			5,310,366
Technology – 0.70%
Freescale Semiconductor
•6.694% 12/15/14		1,615,000	621,775
*8.875% 12/15/14		4,095,000	1,842,750
International Business Machines
@4.00% 11/11/11	EUR	2,700,000	3,338,796
*6.50% 10/15/13	USD	7,000,000	7,209,237
Sungard Data Systems
9.125% 8/15/13		290,000	242,150
10.25% 8/15/15		9,913,000	6,988,665
Xerox 5.50% 5/15/12		3,835,000	2,982,782
			23,226,155

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Transportation – 0.24%
@# DP World 144A 6.85% 7/2/37	USD	2,610,000	$1,400,612
* Hertz 8.875% 1/1/14		1,547,000	1,137,045
Kansas City Southern de Mexico 9.375% 5/1/12		2,161,000	1,836,850
@ Northwest Airlines 10.00% 2/1/09		425,000	1,594
@ Red Arrow International Leasing
8.375% 6/30/12	RUB	136,957,151	3,035,840
Seabulk International 9.50% 8/15/13	USD	610,000	615,338
			8,027,279
Total Corporate Bonds (cost $1,167,324,239)			937,507,642

Foreign Agencies – 1.31%Δ
France – 0.06%
France Telecom 7.75% 3/1/11		2,036,000	2,014,805
			2,014,805
Germany – 1.08%
KFW
3.50% 7/4/21	EUR	6,572,000	7,331,550
4.125% 7/4/17	EUR	10,639,000	13,249,831
6.50% 11/15/11	NZD	12,853,000	7,545,263
8.00% 12/21/12	NZD	6,890,000	4,263,050
Rentenbank 1.375% 4/25/13	JPY	315,000,000	3,231,894
			35,621,588
Republic of Korea – 0.12%
Korea Development Bank 5.30% 1/17/13	USD	4,455,000	4,004,109
			4,004,109
United Arabic Emirates – 0.05%
@# Taqa Abu Dhabi National Energy 144A
7.25% 8/1/18		2,270,000	1,620,435
			1,620,435
Total Foreign Agencies (cost $47,980,749)			43,260,937

Municipal Bonds – 1.02%
California State
5.00% 2/1/33		75,000	67,685
§5.00% 2/1/33-14		80,000	86,510
California State University Systemwide Revenue
5.00% 11/1/30 (AMBAC)		385,000	360,144

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Municipal Bonds (continued)
Massachusetts Bay Transportation Authority
5.00% 7/1/19	USD	1,970,000	$2,050,908
Massachusetts Health & Education Facilities
Authority Revenue Series A 5.00% 7/15/36		1,195,000	1,160,034
New Jersey Economic Development Authority
Revenue (Cigarette Tax) 5.75% 6/15/29		335,000	261,397
New York State Urban Development Income
Series A-1 5.25% 3/15/34 (MBIA) (FGIC)		445,000	428,789
North Texas Tollway Authority Series A
5.50% 1/1/18		1,575,000	1,598,657
6.00% 1/1/19		785,000	812,891
6.00% 1/1/20		3,940,000	4,028,768
Oregon State Taxable Pension 5.892% 6/1/27		305,000	295,484
Portland, Oregon Sewer System Revenue
Series A 5.00% 6/15/18		4,880,000	5,077,494
Texas Transportation Community Mobility
5.00% 4/1/19		6,465,000	6,685,585
Triborough, New York Bridge &
Tunnel Authority Series A
5.00% 11/15/18		3,155,000	3,288,488
5.00% 11/15/19		3,155,000	3,240,690
University of Texas Financing Authority
5.25% 8/15/18		1,970,000	2,099,134
West Virginia Economic Development Authority
5.37% 7/1/20 (MBIA)		90,000	82,039
West Virginia Tobacco Settlement Finance Authority
Series A 7.467% 6/1/47		2,660,000	2,283,743
Total Municipal Bonds (cost $35,593,201)			33,908,440

Non-Agency Asset-Backed Securities – 6.06%
@ Ameriquest Mortgage Securities
Series 2003-8 AF4 5.32% 10/25/33		97,561	86,575
• Bank of America Credit Card Trust
Series 2006-A10 A10 4.54% 2/15/12		18,885,000	18,171,423
Series 2007-A2 A2 4.58% 6/17/13		15,200,000	13,638,489
Series 2008-A5 A5 5.76% 12/16/13		9,340,000	8,412,120
Series 2008-A7 A7 5.26% 12/15/14		9,000,000	7,627,446

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
#	Cabela’s Master Credit Card Trust
	Series 2008-1A A1 144A 4.31% 12/16/13	USD	3,650,000	$3,358,882
	Capital Auto Receivables Asset Trust
	Series 2007-3 A3A 5.02% 9/15/11		7,800,000	7,570,997
	Series 2008-1 A3A 3.86% 8/15/12		3,070,000	2,910,231
	Capital One Multi-Asset Execution Trust
	Series 2007-A7 A7 5.75% 7/15/20		4,055,000	2,319,808
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12		1,350,000	1,337,088
	Series 2008-A A3 4.94% 4/25/14		6,730,000	6,456,548
@#	Cendant Timeshare Receivables Funding
	Series 2004-1A A1 144A 3.67% 5/20/16		90,805	80,067
	Chase Issuance Trust
	•Series 2005-A8 4.60% 10/15/12		8,400,000	7,716,701
	•Series 2008-A6 A 5.76% 5/15/15		7,000,000	5,861,027
	Series 2008-A9 A9 4.26% 5/15/13		3,925,000	3,560,650
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39		6,735,000	4,728,294
	•Series 2007-A6 A6 4.74% 7/12/12		49,000,000	45,348,319
@	Citicorp Mortgage Securities
	Series 2006-3 A5 5.948% 11/25/36		5,800,000	3,938,495
	Series 2006-3 A6 5.703% 11/25/36		6,400,000	5,227,408
@	Citifinancial Mortgage Securities
	Series 2003-2 AF4 4.098% 5/25/33		367,179	307,734
	CNH Equipment Trust
	Series 2005-B A4B 4.40% 5/16/11		2,823,555	2,782,274
	Series 2007-B A3A 5.40% 10/17/11		1,420,000	1,406,275
	•Series 2007-B A3B 5.16% 10/17/11		400,000	387,234
	•Series 2007-C A2 5.41% 9/15/10		807,237	804,301
	Series 2008-A3 4.12% 5/15/12		1,440,000	1,376,258
	Series 2008-A3 4.93% 8/15/14		2,285,000	2,084,773
	Series 2008-B A3A 4.78% 7/16/12		2,200,000	2,130,919
•	Countrywide Asset-Backed Certificates
	Series 2005-7 AF3 4.454% 10/25/35		100,000	97,009
	@Series 2006-11 1AF3 6.05% 9/25/46		2,120,000	1,429,354
	Series 2006-15 A3 5.689% 10/25/46		110,000	82,126
	Daimler Chrysler Auto Trust
	Series 2008-B A3A 4.71% 9/10/12		3,620,000	3,319,770

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20	USD	5,480,000	$3,893,653
	Series 2008-A4 A4 5.65% 12/15/15		1,475,000	1,243,346
@#	Dunkin Securitization
	Series 2006-1 A2 144A 5.779% 6/20/31		6,755,000	5,680,435
	Ford Credit Auto Owner Trust
	Series 2007-B A3A 5.15% 11/15/11		2,800,000	2,673,788
@•	GMAC Mortgage Loan Trust
	Series 2006-HE3 A2 5.75% 10/25/36		705,000	566,831
•#	Golden Credit Card Trust
	Series 2008-3 A 144A 5.56% 7/15/17		3,800,000	3,328,800
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12		1,768,470	1,763,148
	Series 2006-2 A2 5.35% 3/15/13		535,013	519,763
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12		1,350,000	1,328,977
	Series 2008-A A3 4.93% 12/17/12		2,560,000	2,349,568
	John Deere Owner Trust
	Series 2008-A A3 4.18% 6/15/12		2,685,000	2,602,681
•	MBNA Credit Card Master Note Trust
	Series 2005-A4 4.60% 11/15/12		2,490,000	2,308,827
@•	Merrill Lynch Mortgage Investors
	Series 2006-AR1 A2C 3.419% 3/25/37		30,000	20,883
@	Mid-State Trust
	Series 11 A1 4.864% 7/15/38		113,014	104,319
	Series 2004-1 A 6.005% 8/15/37		139,883	125,909
	Series 2005-1 A 5.745% 1/15/40		768,489	661,861
	#Series 2006-1 A 144A 5.787% 10/15/40		426,025	400,466
	Renaissance Home Equity Loan Trust
	Series 2005-4 A3 5.565% 2/25/36		113,518	110,388
	@Series 2006-1 AF3 5.608% 5/25/36		110,000	105,323
	Series 2007-1 AF2 5.512% 4/25/37		200,000	182,216
	@∏Series 2007-2 AF2 5.675% 6/25/37		105,000	90,280
@•	Residential Asset Securities
	Series 2006-KS3 AI3 3.429% 4/25/36		180,000	153,394
@∏•	Residential Funding Mortgage Securities II
	Series 2003-HS2 AI3 3.17% 3/25/18		150,873	150,543
	RSB Bondco Series 2007-A A2 5.72% 4/1/18		2,050,000	1,908,149

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
@=#	Sail Net Interest Margin Notes
	Series 2003-10A A 144A 7.50% 10/27/33	USD	12,766	$0
@•#	Sovereign Dealer Floor Plan Master
	Series 2006-1 A 144A 4.61% 8/15/11		1,000,000	974,844
@∏	Structured Asset Securities
	Series 2001-SB1 A2 3.375% 8/25/31		503,334	409,384
	World Omni Auto Receivables Trust
	Series 2008-A A3A 3.94% 10/15/12		2,550,000	2,410,597
Total Non-Agency Asset-Backed Securities
	(cost $221,231,543)			200,626,968

Non-Agency Collateralized Mortgage Obligations – 6.29%
•	Adjustable Rate Mortgage Trust
	Series 2005-10 3A11 5.415% 1/25/36		3,933,638	3,193,681
@	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35		172,185	124,424
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33		410,826	361,270
	Series 2004-2 1A1 6.00% 3/25/34		340,338	272,057
	Series 2004-10 1CB1 6.00% 11/25/34		985,310	836,897
	Series 2004-11 1CB1 6.00% 12/25/34		967,774	822,003
	@Series 2005-3 2A1 5.50% 2/25/20		278,358	249,652
	@Series 2005-3 2A1 5.50% 4/25/20		763,079	684,386
	@Series 2005-5 2CB1 6.00% 6/25/35		1,595,999	1,355,602
	@Series 2005-6 7A1 5.50% 7/25/20		1,978,706	1,774,652
	@Series 2005-9 5A1 5.50% 10/25/20		1,671,237	1,498,891
	•Series 2005-I 4A1 5.269% 10/25/35		61,029	49,486
	Bank of America Funding Securities
	Series 2005-8 1A1 5.50% 1/25/36		3,329,745	2,920,812
	Series 2006-5 2A10 5.75% 9/25/36		4,800,000	4,455,888
	@•Series 2006-F 1A2 5.176% 7/20/36		80,368	47,439
	Bank of America Mortgage Securities
	@•Series 2003-D 1A2 5.372% 5/25/33		1,142	1,139
	•Series 2003-E 2A2 4.709% 6/25/33		311,826	282,499
	•Series 2004-D 1A1 4.954% 5/25/34		8,824	7,924
	Series 2005-9 2A1 4.75% 10/25/20		825,732	741,095
	•Series 2005-A 1A1 6.268% 2/25/35		66,860	49,811
	Series 2007-3 1A1 6.00% 9/25/37		190,710	154,356

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-7 9A 4.747% 10/25/33	USD	2,535,744	$2,258,614
	Series 2007-3 1A1 5.468% 5/25/47		6,696,368	5,164,171
@	Bear Stearns Asset-Backed Securities
	Series 2005-AC8 A5 5.50% 11/25/35		1,780,325	1,411,955
	Chase Mortgage Finance
	Series 2003-S8 A2 5.00% 9/25/18		1,096,352	1,016,866
	Citicorp Mortgage Securities
	Series 2006-3 1A9 5.75% 6/25/36		85,000	61,518
•	Citigroup Mortgage Loan Trust
	Series 2004-UST1 A6 5.082% 8/25/34		4,836,526	3,999,331
	@Series 2007-AR5 1AB 5.614% 4/25/37		4,876,054	3,571,782
	Series 2007-AR8 1A3A 6.031% 8/25/37		4,025,847	2,973,559
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35		2,684,659	2,280,283
	•Series 2004-J7 1A2 4.673% 8/25/34		53,453	51,915
	Series 2004-J8 1A1 7.00% 9/25/34		200,969	183,447
	@Series 2005-1CB 2A2 5.50% 3/25/35		106,374	86,369
	@Series 2005-57CB 4A3 5.50% 12/25/35		1,012,867	960,059
	@∏•Series 2005-63 3A1 5.889% 11/25/35		1,936,270	1,138,871
	@Series 2005-85CB 2A2 5.50% 2/25/36		15,255	13,233
	@Series 2006-2CB A3 5.50% 3/25/36		1,586,017	1,454,672
w	Countrywide Home Loan Mortgage Pass Through Trust
	•Series 2003-21 A1 4.815% 5/25/33		108,511	104,827
	@•Series 2004-12 1M 4.725% 8/25/34		465,416	255,663
	•Series 2004-HYB2 2A 5.709% 7/20/34		312,939	274,281
	@•Series 2004-HYB4 M 4.583% 9/20/34		1,602,602	1,366,146
	•Series 2004-HYB5 3A1 5.633% 4/20/35		280,184	209,999
	Series 2005-23 A1 5.50% 11/25/35		6,664,705	5,846,199
	•Series 2005-HYB8 4A1 5.569% 12/20/35		79,945	49,464
	Series 2006-1 A2 6.00% 3/25/36		1,569,782	1,223,449
	@Series 2006-1 A3 6.00% 3/25/36		581,401	424,059
	@Series 2006-17 A5 6.00% 12/25/36		1,366,470	1,311,642
	@•Series 2006-HYB1 3A1 5.248% 3/20/36		3,010,603	1,782,488
	@∏•Series 2006-HYB3 3A1A 6.063% 5/20/36		1,717,016	1,494,856
	Credit Suisse First Boston Mortgage Securities
	Series 2003-29 5A1 7.00% 12/25/33		249,307	220,092
	Series 2004-1 3A1 7.00% 2/25/34		110,113	97,209
	Deutsche Securities Alternative Loan Trust
	Series 2003-4XS A6A 4.82% 10/25/33		201,928	181,405

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33	USD	93,064	$90,410
	Series 2004-5 2A1 6.25% 8/25/17		419,734	404,388
•	First Horizon Asset Securities
	Series 2004-AR5 4A1 5.708% 10/25/34		632,132	483,949
	Series 2007-AR2 1A1 5.848% 8/25/37		4,947,389	3,924,475
	Series 2007-AR3 2A2 6.292% 11/25/37		8,657,926	6,649,783
•	GMAC Mortgage Loan Trust
	Series 2005-AR2 4A 5.176% 5/25/35		2,679,652	2,084,896
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27		115,556	115,215
	•Series 1999-3 A 8.00% 8/19/29		156,205	171,520
	Series 2005-RP1 1A3 8.00% 1/25/35		1,429,409	1,446,638
	Series 2005-RP1 1A4 8.50% 1/25/35		551,471	567,229
	Series 2006-RP1 1A2 7.50% 1/25/36		1,116,346	1,093,847
	Series 2006-RP1 1A3 8.00% 1/25/36		491,677	485,855
	GSR Mortgage Loan Trust
	Series 2004-2F 9A1 6.00% 9/25/19		2,029	2,053
	•Series 2004-9 4A1 4.043% 8/25/34		373,926	299,241
	@Series 2006-1F 5A2 6.00% 2/25/36		1,026,771	748,901
	•Series 2006-AR1 3A1 5.37% 1/25/36		1,636,132	1,354,796
•	Indymac Index Mortgage Loan Trust
	Series 2005-AR25 1A21 5.813% 12/25/35		81,624	48,096
•	JPMorgan Mortgage Trust
	@Series 2004-A6 1A2 4.848% 12/25/34		1,453,336	1,141,885
	Series 2005-A1 4A1 4.777% 2/25/35		1,663,349	1,414,870
	Series 2005-A4 1A1 5.396% 7/25/35		2,959,972	2,439,594
	Series 2005-A6 1A2 5.14% 9/25/35		3,055,000	2,312,193
	Series 2005-A8 1A1 5.401% 11/25/35		689,300	576,547
	Series 2005-A8 2A1 4.946% 11/25/35		7,133,292	6,201,862
@	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		2,373,775	2,158,307
	Series 2006-1 3A3 5.50% 2/25/36		344,790	321,600
•	MASTR Adjustable Rate Mortgage Trust
	Series 2003-6 1A2 6.485% 12/25/33		63,610	58,506
	@Series 2004-10 2A2 5.892% 10/25/34		122,327	82,829
	@Series 2005-1 B1 5.462% 3/25/35		712,211	419,959
	Series 2005-6 7A1 5.335% 6/25/35		1,082,464	858,409
	Series 2006-2 4A1 4.981% 2/25/36		234,176	187,972

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	MASTR Alternative Loans Trust
	Series 2003-6 3A1 8.00% 9/25/33	USD	45,711	$45,565
	Series 2003-9 1A1 5.50% 12/25/18		616,461	571,382
	@Series 2005-3 7A1 6.00% 4/25/35		132,324	112,393
#	MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34		773,732	801,994
	Series 2005-2 1A4 8.00% 5/25/35		1,349,830	1,407,403
@•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35		776,456	671,634
	Prime Mortgage Trust
	Series 2004-CL1 1A1 6.00% 2/25/34		232,288	208,914
	Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31		115,453	118,659
	Series 2004-SL4 A3 6.50% 7/25/32		644,473	556,462
	@Series 2005-SL1 A2 6.00% 5/25/32		681,117	651,957
•	Residential Funding Mortgage Securities I
	Series 2006-SA3 3A1 6.035% 9/25/36		2,363,727	1,820,042
•	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-18 5A 5.50% 12/25/34		765,883	647,540
	@Series 2005-22 4A2 5.371% 12/25/35		130,741	58,816
	@Series 2006-5 5A4 5.519% 6/25/36		363,215	172,611
	Structured Asset Securities
	•Series 2002-22H 1A 6.938% 11/25/32		85,387	77,743
	Series 2004-12H 1A 6.00% 5/25/34		620,179	559,931
@w	Washington Mutual Alternative Mortgage
	Pass Through Certificates
	Series 2005-1 5A2 6.00% 3/25/35		587,264	498,807
	Series 2005-9 3CB 5.50% 10/25/20		2,114,202	1,790,465
	Series 2006-2 2CB 6.50% 3/25/36		126,633	77,681
	Series 2006-5 2CB3 6.00% 7/25/36		2,628,836	2,462,943
w	Washington Mutual Mortgage
	Pass Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18		2,370,028	2,221,901
	Series 2004-CB3 1A 6.00%10/25/34		831,551	731,245
	Series 2004-CB3 4A 6.00% 10/25/19		816,878	757,400
	@•Series 2006-AR8 1A5 5.878% 8/25/46		15,827	7,634
	@•Series 2006-AR8 2A3 6.127% 8/25/36		24,461	12,298
	•Series 2006-AR10 1A1 5.93% 9/25/36		3,471,481	2,561,964
	•Series 2006-AR14 1A4 5.64% 11/25/36		1,491,984	1,100,088
	•Series 2006-AR14 2A1 5.759% 11/25/36		11,177,926	8,572,002

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
w	Washington Mutual Mortgage
	Pass Through Certificates (continued)
	•Series 2007-HY1 1A1 5.712% 2/25/37	USD	6,184,170	$4,195,523
	•Series 2007-HY2 3A1 5.917% 9/25/36		137,164	104,066
	•Series 2007-HY3 4A1 5.349% 3/25/37		14,370,618	10,530,588
	•Series 2007-HY6 2A2 5.283% 6/25/37		5,006,204	4,152,964
	Wells Fargo Mortgage Backed Securities Trust
	•Series 2004-E A2 4.50% 5/25/34		102,614	83,746
	•Series 2004-EE 2A1 4.201% 12/25/34		752,923	661,987
	•Series 2004-O A1 4.887% 8/25/34		12,989,769	10,865,196
	•Series 2004-T A1 4.933% 9/25/34		435,347	359,745
	@Series 2005-12 1A7 5.50% 11/25/35		3,167,243	2,714,922
	@Series 2005-17 1A2 5.50% 1/25/36		2,436,885	2,088,868
	Series 2005-18 1A1 5.50% 1/25/36		2,270,753	1,878,339
	@•Series 2005-AR16 6A4 5.001% 10/25/35		6,348,610	3,953,657
	Series 2006-1 A3 5.00% 3/25/21		2,019,834	1,671,412
	Series 2006-2 3A1 5.75% 3/25/36		8,474,191	6,162,330
	Series 2006-3 A11 5.50% 3/25/36		6,916,000	5,378,215
	Series 2006-4 1A8 5.75% 4/25/36		142,273	128,628
	@Series 2006-4 2A3 5.75% 4/25/36		840,075	519,009
	Series 2006-7 2A1 6.00% 6/25/36		165,873	122,642
	•Series 2006-AR5 2A1 5.539% 4/25/36		1,788,926	1,345,695
	•Series 2006-AR6 7A1 5.112% 3/25/36		11,659,391	9,576,628
	•Series 2006-AR10 5A1 5.59% 7/25/36		3,058,146	2,265,595
	@•Series 2006-AR11 A7 5.51% 8/25/36		476,226	243,883
	@•Series 2006-AR12 1A2 6.03% 9/25/36		269,444	158,799
	@•Series 2006-AR14 2A4 6.085% 10/25/36		1,288,161	826,946
	@•Series 2006-AR18 2A2 5.714% 11/25/36		3,567,859	2,651,988
	•Series 2006-AR19 A1 5.63% 12/25/36		3,459,009	2,644,552
	Series 2007-8 2A6 6.00% 7/25/37		990,000	847,205
	Series 2007-13 A7 6.00% 9/25/37		4,024,399	3,297,492
	Series 2007-14 1A1 6.00% 10/25/37		282,287	234,122
Total Non-Agency Collateralized Mortgage
	Obligations (cost $251,872,339)			208,440,429

Regional Agency – 0.23%Δ
Australia – 0.23%
	New South Wales Treasury 6.00% 5/1/12	AUD	11,080,000	7,484,464
Total Regional Agency (cost $9,353,345)				7,484,464

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans – 3.43%
Advanced Medical Term Tranche Loan B
4.659% 4/2/14	USD	2,268,642	$1,678,795
Allied Barton 7.75% 12/30/15		1,966,200	1,769,580
Allied Waste North America
3.863% 3/28/14		1,447,947	1,368,310
5.217% 3/28/14		2,026,150	1,945,104
Alltel Communication Term Tranche Loan B
5.316% 5/15/15		4,272,212	4,075,071
Anchor Glass 7.587% 6/20/14		3,167,857	2,684,759
Aramark 2.44% 1/26/14		264,028	222,263
Aramark Term Tranche Loan B 5.637% 1/26/14		4,155,972	3,498,560
Bausch & Lomb
Term Tranche Loan B 7.019% 4/11/15		3,156,675	2,579,003
Term Tranche Loan DD 7.012% 4/11/15		795,132	649,623
BE Aerospace 6.159% 7/28/14		1,002,488	932,313
Charter Communications 5.643% 3/6/14		3,285,659	2,456,030
Community Health Systems
Term Tranche Loan B 5.232% 7/2/14		4,799,536	3,902,286
Term Tranche Loan DD 1.00% 8/25/14		245,464	199,576
Cricket Communications 7.262% 6/16/13		1,726,170	1,467,789
Crown Castle Term Tranche Loan B
5.376% 3/6/14		2,761,147	2,122,631
CSC Holdings Term Tranche Loan B
4.569% 3/30/13		3,284,184	2,833,971
Direct TV Term Tranche Loan C 5.309% 4/13/13		1,335,000	1,224,028
DR Pepper Snapple Group 5.125% 4/10/13		1,503,716	1,383,419
Dynegy Holdings 4.92% 4/2/13		1,211,248	926,604
Dynegy Holdings Term Tranche Loan B
7.65% 4/2/13		98,752	75,002
Energy Futures Holdings 5.282% 10/10/14		11,560,761	9,103,407
Ford Motor Term Tranche Loan B
7.56% 11/29/13		7,075,501	3,921,597
Freescale Semiconductor 5.17% 12/1/13		1,971,287	1,336,168
General Motors Term Tranche Loan B
5.795% 11/17/13		4,632,195	2,478,225
Georgia Pacific Term Tranche Loan B
4.652% 12/20/12		3,041,894	2,546,324
Goodyear Tire & Rubber 2 Lien 5.009% 4/30/14		2,305,000	1,655,762

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Graham Packaging International
Term Tranche Loan B 5.744% 10/7/11	USD	2,940,596	$2,399,350
Term Tranche Loan C 6.884% 5/16/14		3,899,669	3,324,468
Hawker Beechcraft 2.701% 3/26/14		78,469	50,613
Hawker Beechcraft Term Tranche Loan B
5.762% 3/26/14		1,339,730	864,126
HCA 6.012% 11/18/13		4,272,157	3,547,407
HealthSouth Term Tranche Loan B 5.50% 3/10/13		3,305,344	2,766,457
Hexion Specialty
6.012 5/5/13		170,886	120,133
6.188% 5/5/13		786,665	553,025
Invitrogen Term Tranche Loan B 5.818% 6/11/15		2,670,000	2,489,788
Lender Processing Term Tranche Loan B
5.671% 6/18/14		2,676,800	2,509,500
Lyondell Chemical Term Tranche Loan U2
7.00% 12/30/15		1,512,400	907,440
MacDermid 5.762% 4/12/14		996,895	692,842
MetroPCS Wireless Term Tranche Loan B
5.544% 2/20/14		2,293,324	1,886,259
Momentive Performance Materials
Term Tranche Loan B 5.375% 12/4/13		1,000,000	779,170
Newpage Term Tranche Loan B 7.00% 12/21/14		2,610,659	2,158,154
Northwest Airlines 5.00% 8/21/13		1,310,000	1,037,520
NRG Energy 3.662% 2/1/13		1,086,583	954,221
NRG Energy Term Tranche Loan B 4.75% 2/1/13		2,214,440	1,944,688
Nuveen Investment Term Tranche Loan B
6.352% 11/13/14		4,572,921	2,595,133
Panamsat
Term Tranche Loan BA 6.65% 1/3/14		1,222,663	1,027,037
Term Tranche Loan BB 6.65% 1/3/14		1,222,893	1,027,230
Term Tranche Loan BC 6.65% 1/3/14		1,222,524	1,026,920
Solar Capital 4.508% 2/11/13		1,655,575	1,277,905
Sungard 7.00% 12/30/15		1,975,000	1,698,500
Talecris Biotherapeutics 2nd Lien 9.31% 12/6/14		3,510,000	3,211,650
Time Warner Telecom Holdings 5.12% 1/7/13		1,969,458	1,600,184
Windstream Term Tranche Loan B 6.05% 7/17/13		7,894,115	6,911,298
Wrigley 6.50% 7/17/14		4,580,000	4,362,473
York Label 8.00% 8/8/14		1,000,000	880,000
Total Senior Secured Loans (cost $125,559,208)			113,639,691

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Sovereign Agency – 0.12%Δ
Norway – 0.12%
Kommunalbanken
4.25% 10/24/11	NOK	20,330,000	$3,034,696
8.00% 10/19/10	NZD	1,590,000	956,051
Total Sovereign Agency (cost $4,496,858)			3,990,747

Sovereign Debt – 8.12%Δ
Austria – 0.30%
# Republic of Austria 144A 4.00% 9/15/16	EUR	8,059,000	10,001,129
			10,001,129
Brazil – 0.12%
Federal Republic of Brazil 11.00% 8/17/40	USD	3,359,000	3,923,312
			3,923,312
Canada – 0.36%
Canadian Government
3.50% 6/1/13	CAD	3,631,000	3,101,896
4.25% 6/1/18	CAD	10,136,000	8,738,859
			11,840,755
France – 0.35%
France Government O.A.T.
4.00% 10/25/38	EUR	5,125,000	5,822,778
4.00% 4/25/55	EUR	5,061,000	5,691,084
			11,513,862
Germany – 3.37%
Bundesobligation
3.50% 4/12/13	EUR	56,367,100	72,713,862
4.25% 10/12/12	EUR	5,538,000	7,334,069
Deutschland Republic
4.00% 1/4/18	EUR	9,905,400	12,716,546
4.25% 7/4/17	EUR	7,527,000	9,851,670
5.625% 1/4/28	EUR	6,219,000	8,873,867
			111,490,014
Japan – 1.47%
Japan Government
5 yr Bond 1.30% 6/20/13	JPY	1,697,850,000	17,584,345
10 yr Bond 1.70% 3/20/17	JPY	754,250,000	7,916,545
20 yr Bond 2.30% 6/20/26	JPY	1,807,950,000	18,938,671
30 yr Bond 2.40% 3/20/37	JPY	404,500,000	4,234,762
			48,674,323

	Principal amount°		Value (U.S. $)
Sovereign Debt (continued)
Mexico – 0.42%
Mexican Government
10.00% 12/5/24	MXN	67,144,000	$5,771,749
10.00% 11/20/36	MXN	93,820,000	8,278,908
			14,050,657
Republic of Korea – 0.07%
Government of South Korean 4.25% 12/7/21	EUR	2,996,000	2,290,199
			2,290,199
Russia – 0.44%
Russia Government 7.50% 3/31/30	USD	16,572,780	14,511,507
			14,511,507
Sweden – 0.05%
Sweden Government 5.50% 10/8/12	SEK	12,800,000	1,800,394
			1,800,394
Ukraine – 0.03%
@# Ukraine Government 144A 6.75% 11/14/17	USD	2,006,000	849,009
			849,009
United Arabic Emirates – 0.21%
# Emirate of Abu Dhabi 144A 5.50% 8/2/12	USD	6,600,000	7,027,284
			7,027,284
United Kingdom – 0.93%
@# CS International for City of Kyiv Ukraine 144A
8.25% 11/26/12	USD	1,202,000	546,910
U.K. Treasury
4.50% 3/7/13	GBP	15,326,600	25,230,621
5.00% 3/7/18	GBP	2,976,700	4,962,689
			30,740,220
Total Sovereign Debt (cost $281,405,401)			268,712,665

Supranational Banks – 2.79%
Asia Development Bank 0.50% 10/9/12	AUD	3,023,000	1,665,087
European Bank for Reconstruction & Development
6.50% 12/20/10	RUB	49,350,000	1,377,870
European Investment Bank
1.40% 6/20/17	JPY	798,600,000	7,901,671
4.75% 10/15/17	EUR	4,636,000	6,007,251
5.75% 9/15/09	AUD	6,170,000	4,128,733
6.00% 8/14/13	AUD	27,902,000	18,779,950

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Supranational Banks (continued)
	European Investment Bank (continued)
	6.125% 1/23/17	AUD	6,344,000	$4,302,723
	7.00% 1/18/12	NZD	13,496,000	8,033,629
	7.75% 10/26/10	NZD	9,935,000	5,954,035
	11.25% 2/14/13	BRL	14,945,000	5,978,962
	Inter-American Development Bank
	5.75% 6/15/11	AUD	8,741,000	5,871,404
	7.25% 5/24/12	NZD	18,591,000	11,137,062
	9.00% 8/6/10	BRL	1,812,000	788,712
	International Bank for
	Reconstruction & Development
	5.75% 6/25/10	RUB	88,170,000	2,657,636
	7.50% 7/30/14	NZD	720,000	445,323
	12.25% 8/4/10	BRL	4,984,000	2,276,658
	Nordic Investment Bank 1.70% 4/27/17	JPY	490,000,000	5,146,545
Total Supranational Banks
	(cost $108,535,956)			92,453,251

U.S. Treasury Obligations – 4.66%
*	U.S. Treasury Bond 4.375% 2/15/38	USD	4,620,000	4,635,163
*	U.S. Treasury Inflation Index Notes
	1.625% 1/15/15		7,298,227	6,390,517
	1.625% 1/15/18		17,623,584	15,287,084
	3.00% 7/15/12		1,791,430	1,747,624
	U.S. Treasury Notes
	1.50% 10/31/10		185,000	184,682
	*3.125% 9/30/13		109,090,000	110,896,858
	*4.00% 8/15/18		14,978,000	15,002,579
	4.625% 7/31/09		160,000	163,863
Total U.S. Treasury Obligations
	(cost $157,367,776)			154,308,370

		Number of shares
Common Stock – 0.01%
†	Bway Holding		22,675	169,609
†	Century Communications		7,875,000	0
†	Delta Air Lines		641	7,041
*†	Mirant		732	12,825

			Number of shares	Value (U.S. $)
	Common Stock (continued)
@Õ=†	Port Townsend		1,970	$20
†	Time Warner Cable Class A		23	450
†	USgen		255,000	0
	Total Common Stock (cost $1,773,118)			189,945

	Preferred Stock – 0.38%
•	JPMorgan Chase 7.90%		11,030,000	8,962,161
•*	PNC Funding 8.25%		4,420,000	3,648,043
=	Port Townsend		394	95,956
	Total Preferred Stock (cost $15,559,046)			12,706,160

	Warrants – 0.00%
=†	Port Townsend		394	4
†	Solutia144A, exercise price $7.59,
	expiration date 7/15/09		147	0
	Total Warrants (cost $21,911)			4

			Principal amount°
	Repurchase Agreements** – 1.92%
	BNP Paribas 0.10%, dated 10/31/08, to
	be repurchased on 11/3/08, repurchase
	price $63,741,531 (collateralized by
	U.S. Government obligations, 4.875%,
	6/4/09 - 8/15/09; market value
	$65,105,268)	USD	63,741,000	63,741,000
	Total Repurchase Agreements
	(cost $63,741,000)			63,741,000
	Total Value of Securities Before Securities
	Lending Collateral – 98.13%
	(cost $3,635,261,825)			3,249,055,723

Statement of net assets
Delaware Diversified Income Fund

	Number of shares	Value (U.S. $)
Securities Lending Collateral*** – 12.30%
Investment Companies
Mellon GSL DBT II Collateral Fund	417,314,480	$406,965,081
Mellon GSL DBT II Liquidation Trust	7,595,692	410,167
Total Securities Lending Collateral
(cost $424,910,172)		407,375,248

Total Value of Securities – 110.43%
(cost $4,060,171,997)		3,656,430,971 ©
Obligation to Return Securities
Lending Collateral*** – (12.83%)		(424,910,172)

Receivables and Other Assets Net of Liabilities – 2.40%		79,620,322
Net Assets Applicable to 427,945,273
Shares Outstanding – 100.00%		$3,311,141,121

Net Asset Value – Delaware Diversified Income Fund Class A
($2,361,033,626 / 305,149,857 Shares)		$7.74
Net Asset Value – Delaware Diversified Income Fund Class B
($50,500,686 / 6,536,303 Shares)		$7.73
Net Asset Value – Delaware Diversified Income Fund Class C
($717,511,330 / 92,730,408 Shares)		$7.74
Net Asset Value – Delaware Diversified Income Fund Class R
($96,238,428 / 12,442,688 Shares)		$7.73
Net Asset Value – Delaware Diversified Income Fund Institutional Class
($85,857,051 / 11,086,017 Shares)		$7.74

Components of Net Assets at October 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$3,759,051,065
Undistributed net investment income		46,846,639
Accumulated net realized loss on investments		(83,266,986)
Net unrealized depreciation of investments and foreign currencies		(411,489,597)
Total net assets		$3,311,141,121

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
NZD — New Zealand Dollar
RUB — Russian Ruble
SEK — Swedish Krona
USD — United States Dollar

f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2008.
•	Variable rate security. The rate shown is the rate as of October 31, 2008.
*	Fully or partially on loan.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥	Fully or partially pledged as collateral for financial futures contracts.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2008, the aggregate amount of fair valued securities was $652,873, which represented 0.02% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”
@	Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $198,257,822, which represented 5.99% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $213,393,237, which represented 6.44% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Statement of net assets
Delaware Diversified Income Fund

Õ	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2008, the aggregate amount of restricted securities was $4,682,391 or 0.14% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
†	Non income producing security.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $409,638,337 of securities loaned.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
CBO — Collateralized Bond Obligation
CDS — Credit Default Swap
CPN — Coupon
FGIC — Insured by the Federal Guaranty Insurance Company
FHAVA — Federal Housing Authority and Veterans Administration
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
MBIA — Insured by the Municipal Bond Insurance Association
O.A.T. — Obligation Assimilable au Tresor (Treasury Obligation)
PIK — Pay-In-Kind
RSB — Rate Stabilization Bonds
S.F. — Single Family
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Diversified Income Fund
Net asset value Class A (A)	$7.74
Sales charge (4.50% of offering price) (B)	0.36
Offering price	$8.10

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, financial futures contracts, written options and swap contracts were outstanding at October 31, 2008:

Foreign Currency Exchange Contracts[1]
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(53,706,722)	USD	34,233,939	11/14/08	$(1,410,736)
BRL	(10,041,979)	USD	4,345,296	11/14/08	(272,658)
CAD	(5,122,684)	USD	4,091,536	11/14/08	(156,381)
CHF	3,085,550	USD	(2,642,100)	11/14/08	17,956
EUR	(25,391,281)	USD	32,547,813	11/14/08	206,605
EUR	(88,501,703)	USD	113,929,638	11/14/08	1,203,856
EUR	(15,998,975)	USD	20,579,482	11/14/08	201,377
EUR	(26,108,041)	USD	33,948,286	11/03/08	678,889
GBP	(5,918,848)	USD	9,722,891	11/03/08	197,140
GBP	(20,289,957)	USD	31,845,170	11/14/08	(785,437)
GBP	(1,945,810)	USD	3,145,403	11/14/08	16,122
JPY	1,920,540,879	USD	(19,723,749)	11/14/08	(219,895)
JPY	7,242,263,309	USD	(74,203,518)	11/14/08	(655,462)
MXN	(129,584,083)	USD	10,070,000	11/03/08	2,578
MXN	(24,998,585)	USD	1,955,000	11/14/08	19,701
MXN	(56,611,364)	USD	4,181,468	11/14/08	(201,176)
NOK	12,167,744	USD	(1,739,119)	11/14/08	66,599
NZD	(847,638)	USD	497,140	11/03/08	3,546
NZD	(65,036,938)	USD	38,235,216	11/14/08	422,647
SEK	25,993,743	USD	(3,348,661)	11/14/08	(948)
					$(665,677)

Statement of net assets
Delaware Diversified Income Fund

Futures Contracts[2]
				Unrealized
	Notional Cost			Appreciation
Contracts to Buy (Sell)	(Proceeds)	Notional Value	Expiration Date	(Depreciation)
144 Euro Bond	$23,457,173	$21,273,897	12/08/08	$(2,183,276)
237 Long Gilt Bond	48,254,924	42,451,738	12/29/08	(5,803,186)
16 Japanese 10 yr Bond	20,556,635	22,409,586	12/11/08	1,852,951
1,551 U.S. Treasury 5 yr Notes	175,827,182	175,662,867	12/31/08	(164,315)
(717) U.S. Treasury 10 yr Notes	(81,763,262)	(81,077,016)	12/31/08	686,246
(228) U.S. Treasury Long Bond	(26,713,323)	(25,792,500)	12/19/08	920,823
	$159,619,329			$(4,690,757)

Written Options[3]
			Unrealized
			Appreciation
Description	Exercise Price	Expiration Date	(Depreciation)
Put USD 3,430,700 vs. Call JPY 332,777,900	$97.00	11/5/2008	$6,175
Put USD 36,660,000 vs. Call JPY 3,647,670,000	99.50	11/3/2008	(268,669)
Put GBP 2,144,375 vs. Call USD 3,431,000	1.60	11/5/2008	11,257
			$(251,237)

Swap Contracts[4]
Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
Alltel 5 yr CDS	$2,640,000	2.60%	12/20/13	$(122,886)
Citigroup Global Markets
Century Tel 5 yr CDS	9,555,000	1.71%	9/20/13	(46,501)
Hartford Financial CDS	4,138,000	4.30%	12/20/13	258,744
Hartford Financial CDS	4,138,000	4.95%	12/20/13	160,586
Goldman Sachs
CDX High Yield 11.1 yr CDS	78,032,500	5.00%	12/20/13	(54,491)
Kraft Food 10 yr CDS	6,260,000	0.77%	12/20/17	183,538
JPMorgan Chase Bank
CDX High Yield 10.1 yr CDS	22,066,250	5.00%	6/20/13	885,621
Embarq
6 yr CDS	2,130,000	2.60%	9/20/14	(76,356)
7 yr CDS	2,010,000	0.77%	9/20/14	110,605
Hartford Financial CDS	4,138,000	5.20%	12/20/13	122,834
Hartford Financial CDS	2,069,000	7.00%	12/20/13	(74,492)
Total	$137,176,750			$1,347,202

The use of foreign currency exchange contracts, financial futures contracts, written options and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See Note 8 in “Notes to financial statements.”
[2]See Note 9 in “Notes to financial statements.”
[3]See Note 10 in “Notes to financial statements.”
[4]See Note 11 in “Notes to financial statements.”

See accompanying notes

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2008

Assets:
Investments, at value (including $409,638,337 of securities loaned)	$3,249,055,723
Short-term investments held as collateral for loaned securities	407,375,248
Cash	11,804,874
Foreign currencies	30,905,065
Receivable for securities sold	109,762,912
Interest receivable	40,733,925
Receivable for fund shares sold	12,470,833
Credit default swap contracts, at value
(including up front payments received of $16,991,302)[1]	18,323,557
Securities lending income receivable	429,851
Total assets	3,880,861,988

Liabilities:
Payable for securities purchased	122,666,183
Distributions payable	3,865,813
Accrued protection payments on credit default swaps	588,835
Payable for fund shares redeemed	10,615,412
Variation margin receivable on financial futures contracts	239,963
Obligation to return securities lending collateral	424,910,172
Foreign currency contracts, at value	665,677
Written options, at value	624,458
Due to manager and affiliates	3,091,588
Other accrued expenses	903,973
Other liabilities	1,548,793
Total liabilities	569,720,867

Total Net Assets	$3,311,141,121

Investments, at cost	$3,635,261,825
Cost of short-term investments held as collateral for loaned securities	424,910,172
Foreign currencies, at cost	31,395,815
Premiums received on written options	373,221

1See Note 11 in “Notes to financial statements.”

See accompanying notes

Statement of operations
Delaware Diversified Income Fund	Year Ended October 31, 2008

Investment Income:
Interest	$178,539,397
Dividends	627,622
Securites lending income	3,122,328
Foreign tax withheld	(401,936)	$181,887,411

Expenses:
Management fees	14,912,383
Distribution expenses – Class A	6,923,950
Distribution expenses – Class B	590,427
Distribution expenses – Class C	6,671,338
Distribution expenses – Class R	558,594
Dividend disbursing and transfer agent fees and expenses	4,675,258
Accounting and administration expenses	1,274,048
Reports and statements to shareholders	387,764
Legal fees	384,911
Custodian fees	378,696
Registration fees	282,903
Audit and tax	211,421
Trustees’ fees	173,577
Insurance fees	98,014
Pricing fees	55,259
Consulting fees	41,351
Trustees’ expenses	14,910
Taxes (other than taxes on income)	14,631
Dues and services	10,424	37,659,859
Less waived distribution expenses – Class A		(1,147,825)
Less waived distribution expenses – Class R		(93,064)
Less expense paid indirectly		(109,259)
Total operating expenses		36,309,711
Net Investment Income		145,577,700

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	$(120,577,408)
Futures contracts	35,951,376
Swap contracts	14,301,915
Options written	7,380,632
Foreign currencies	50,384,299
Net realized loss	(12,559,186)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(444,026,941)
Net Realized and Unrealized Loss on
Investments and Foreign Currencies	(456,586,127)

Net Decrease in Net Assets Resulting from Operations	$(311,008,427)

See accompanying notes

Statements of changes in net assets
Delaware Diversified Income Fund

	Year Ended
	10/31/08	10/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$145,577,700	$78,540,002
Net realized gain (loss) on investments and
foreign currencies	(12,559,186)	45,145,847
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(444,026,941)	17,571,161
Net increase (decrease) in net assets resulting
from operations	(311,008,427)	141,257,010

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(120,608,177)	(67,913,719)
Class B	(2,719,905)	(2,617,896)
Class C	(29,691,342)	(15,929,497)
Class R	(4,670,156)	(2,823,431)
Institutional Class	(3,600,015)	(2,508,509)

Net realized gain on investments:
Class A	(17,545,595)	—
Class B	(531,628)	—
Class C	(4,853,137)	—
Class R	(727,050)	—
Institutional Class	(376,329)	—
	(185,323,334)	(91,793,052)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,514,064,298	1,000,660,251
Class B	10,319,398	10,215,827
Class C	435,093,939	262,226,492
Class R	66,135,474	45,127,909
Institutional Class	85,662,363	39,629,983

	Year Ended
	10/31/08	10/31/07
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$121,049,936	$58,785,341
Class B	2,579,545	2,013,149
Class C	28,472,708	12,991,135
Class R	5,357,111	2,781,704
Institutional Class	3,747,812	2,282,894
	2,272,482,584	1,436,714,685

Cost of shares repurchased:
Class A	(713,899,986)	(260,218,490)
Class B	(13,157,693)	(11,550,678)
Class C	(129,272,411)	(59,774,517)
Class R	(36,072,237)	(17,593,430)
Institutional Class	(32,382,994)	(42,777,321)
	(924,785,321)	(391,914,436)
Increase in net assets derived from
capital share transactions	1,347,697,263	1,044,800,249
Net Increase in Net Assets	851,365,502	1,094,264,207

Net Assets:
Beginning of year	2,459,775,619	1,365,511,412
End of year (including undistributed
net investment income of $46,846,639 and
$(639,177), respectively.)	$3,311,141,121	$2,459,775,619

See accompanying notes

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$ 8.930	$ 8.690	$ 8.540	$ 8.930	$ 8.590

0.411	0.391	0.427	0.328	0.377
(1.053)	0.307	0.175	(0.229)	0.450
(0.642)	0.698	0.602	0.099	0.827

(0.467)	(0.458)	(0.420)	(0.389)	(0.434)
(0.081)	—	—	(0.092)	(0.053)
—	—	(0.032)	(0.008)	—
(0.548)	(0.458)	(0.452)	(0.489)	(0.487)

$ 7.740	$ 8.930	$ 8.690	$ 8.540	$ 8.930

(7.69% )	8.22%	7.27%	1.04%	9.92%

$2,361,034	$1,795,553	$960,616	$708,433	$294,033
0.97%	0.99%	1.00%	1.00%	1.02%

1.02%	1.05%	1.13%	1.14%	1.19%
4.75%	4.43%	5.01%	3.72%	4.33%

4.70%	4.37%	4.88%	3.58%	4.16%
251%	277%	296%	417%	452%

Financial highlights
Delaware Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$ 8.920	$ 8.680	$ 8.540	$ 8.920	$ 8.590

0.346	0.325	0.362	0.262	0.312
(1.053)	0.307	0.166	(0.219)	0.440
(0.707)	0.632	0.528	0.043	0.752

(0.402)	(0.392)	(0.356)	(0.323)	(0.369)
(0.081)	—	—	(0.092)	(0.053)
—	—	(0.032)	(0.008)	—
(0.483)	(0.392)	(0.388)	(0.423)	(0.422)

$ 7.730	$ 8.920	$ 8.680	$ 8.540	$ 8.920

(8.39% )	7.43%	6.35%	0.30%	9.10%

$50,501	$58,799	$56,570	$53,626	$43,335
1.72%	1.74%	1.75%	1.75%	1.77%

1.72%	1.75%	1.83%	1.84%	1.89%
4.00%	3.68%	4.26%	2.97%	3.58%

4.00%	3.67%	4.18%	2.88%	3.46%
251%	277%	296%	417%	452%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$ 8.930	$ 8.690	$ 8.540	$ 8.930	$ 8.590

0.346	0.326	0.363	0.263	0.312
(1.054)	0.306	0.175	(0.230)	0.450
(0.708)	0.632	0.538	0.033	0.762

(0.401)	(0.392)	(0.356)	(0.323)	(0.369)
(0.081)	—	—	(0.092)	(0.053)
—	—	(0.032)	(0.008)	—
(0.482)	(0.392)	(0.388)	(0.423)	(0.422)

$ 7.740	$ 8.930	$ 8.690	$ 8.540	$ 8.930

(8.39% )	7.42%	6.47%	0.29%	9.11%

$717,511	$489,431	$264,265	$218,077	$109,911
1.72%	1.74%	1.75%	1.75%	1.77%

1.72%	1.75%	1.83%	1.84%	1.89%
4.00%	3.68%	4.26%	2.97%	3.58%

4.00%	3.67%	4.18%	2.88%	3.46%
251%	277%	296%	417%	452%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$ 8.930	$ 8.690	$ 8.540	$ 8.930	$ 8.590

0.390	0.369	0.406	0.301	0.347
(1.064)	0.307	0.174	(0.231)	0.450
(0.674)	0.676	0.580	0.070	0.797

(0.445)	(0.436)	(0.398)	(0.360)	(0.404)
(0.081)	—	—	(0.092)	(0.053)
—	—	(0.032)	(0.008)	—
(0.526)	(0.436)	(0.430)	(0.460)	(0.457)

$ 7.730	$ 8.930	$ 8.690	$ 8.540	$ 8.930

(8.04% )	7.95%	7.00%	0.71%	9.55%

$96,238	$75,112	$43,247	$22,661	$5,557
1.22%	1.24%	1.25%	1.31%	1.37%

1.32%	1.35%	1.43%	1.44%	1.49%
4.50%	4.18%	4.76%	3.41%	3.98%

4.40%	4.07%	4.58%	3.28%	3.86%
251%	277%	296%	417%	452%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$8.940	$8.700	$8.550	$8.930	$8.600

0.433	0.413	0.449	0.350	0.399
(1.064)	0.307	0.173	(0.218)	0.439
(0.631)	0.720	0.622	0.132	0.838

(0.488)	(0.480)	(0.440)	(0.412)	(0.455)
(0.081)	—	—	(0.092)	(0.053)
—	—	(0.032)	(0.008)	—
(0.569)	(0.480)	(0.472)	(0.512)	(0.508)

$7.740	$8.940	$8.700	$8.550	$8.930

(7.57% )	8.48%	7.52%	1.41%	10.05%

$85,857	$40,881	$40,813	$13,270	$6,194
0.72%	0.74%	0.75%	0.75%	0.77%

0.72%	0.75%	0.83%	0.84%	0.89%
5.00%	4.68%	5.26%	3.97%	4.58%

5.00%	4.67%	5.18%	3.88%	4.46%
251%	277%	296%	417%	452%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2008

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

Effective March 1, 2008, DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 0.75% of the average daily net assets of the Fund until such time as the waiver is discontinued. These expense waivers and reimbursements may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Fund. Prior to March 1, 2008, DMC had contractually agreed to waive its management fee so that the Fund’s total annual operating expenses do not exceed 0.75% of the Fund’s average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2008, the Fund was charged $159,256 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through February 28, 2009, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

Notes to financial statements
Delaware Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At October 31, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$1,345,529
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	441,989
Distribution fee payable to DDLP	1,211,876
Other expenses payable to DMC and affiliates*	92,194

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2008, the Fund was charged $218,636 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2008, DDLP earned $505,905 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2008, DDLP received gross CDSC commissions of $54,628, $94,332 and $158,050 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2008, the Fund made purchases of $6,631,583,295 and sales of $5,248,982,376 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2008, the Fund made purchases of $2,151,449,416 and sales of $2,131,191,536 of long-term U.S. government securities.

At October 31, 2008, the cost of investments for federal income tax purposes was $4,069,788,919. At October 31, 2008, net unrealized depreciation was $413,357,948, of which $18,268,723 related to unrealized appreciation of investments and $431,626,671 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transaction and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	Year Ended
	10/31/08	10/31/07
Ordinary income	$182,781,004	$91,793,052
Long-term capital gain	2,542,330	—
Total	$185,323,334	$91,793,052

5. Components of Net Assets on a Tax Basis

As of October 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,759,051,065
Undistributed ordinary income	50,139,460
Capital loss carryforwards	(72,207,310)
Other temporary differences	(4,079,706)
Unrealized appreciation of investments, swap
contracts and foreign currencies	(421,762,388)
Net assets	$3,311,141,121

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on financial futures contracts, mark-to-market on foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities, defaulted bonds, CDS contracts and foreign future contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2008, the Fund recorded the following reclassifications:

Undistributed net investment income	$63,197,711
Accumulated net realized loss	(63,197,711)

For federal income tax purpose, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2008 will expire as follows: $72,207,310 in 2016.

Notes to financial statements
Delaware Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/08	10/31/07
Shares sold:
Class A	173,732,843	113,332,788
Class B	1,183,149	1,157,903
Class C	49,872,477	29,692,665
Class R	7,604,203	5,114,666
Institutional Class	9,825,726	4,488,740

Shares issued upon reinvestment of dividends and distributions:
Class A	13,973,771	6,658,205
Class B	297,242	228,354
Class C	3,287,739	1,471,960
Class R	618,389	315,156
Institutional Class	434,391	258,518
	260,829,930	162,718,955
Shares repurchased:
Class A	(83,582,443)	(29,508,788)
Class B	(1,534,479)	(1,311,265)
Class C	(15,229,062)	(6,780,710)
Class R	(4,190,832)	(1,995,163)
Institutional Class	(3,747,363)	(4,866,690)
	(108,284,179)	(44,462,616)
Net increase	152,545,751	118,256,339

For the years ended October 31, 2008 and 2007, 230,663 Class B shares were converted to 230,319 Class A shares valued at $2,003,778 and 280,170 Class B shares were converted to 279,924 Class A shares valued at $2,467,335, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2008, or at any time during the year then ended. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. Financial Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Notes to financial statements
Delaware Diversified Income Fund

10. Written Options

During the year ended October 31, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the year ended October 31, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at October 31, 2007	—	$—
Options written	43,540,163	12,103,508
Options expired	(5,407)	(3,538,688)
Options terminated in closing purchase transactions	(13,056)	(8,191,599)
Options outstanding at October 31, 2008	43,521,700	$373,221

11. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2008, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended October 31, 2008, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Notes to financial statements
Delaware Diversified Income Fund

12. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended October 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2008, the value of securities on loan was $409,638,337, for which the Fund received collateral, comprised of non-cash collateral valued at $2,425,665, and cash collateral of $ 424,910,172. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral”.

13. Credit and Market Risks

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of its net assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual

Notes to financial statements
Delaware Diversified Income Fund

13. Credit and Market Risks (continued)

securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

14. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

15. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2008, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	1%
(B) Ordinary Income Distributions (Tax Basis)*	99%
Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2008, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31 2008, the Fund has designated a maximum distribution of $151,751,515 of Qualified Interest Income.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Adviser Funds — Delaware Diversified Income Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Diversified Income Fund (one of the series constituting the Delaware Group Adviser Funds) (the “Fund”) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Diversified Income Fund of Delaware Group Adviser Funds at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 17, 2008

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile and third quartile, respectively. The Board was satisfied with the Fund’s performance.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the third breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Fund management

Wen-Dar Chen, Ph.D.
Vice President, Portfolio Manager – International Debt
Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for international portfolio construction and strategic asset allocation. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization – Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Victor Mostrowski
Vice President, Portfolio Manager – International Debt
Victor Mostrowski is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. As a member of the international bond team, his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in May 2007, he was a senior portfolio manager – global fixed income for HSBC Halbis Partners (USA) for one year. He managed the currency exposure for several institutional accounts with assets totaling approximately $3 billion, and formulated and implemented strategic long-term currency positioning as well as short-term daily and weekly trading opportunities. Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the global fixed income portfolio manager – emerging markets equity. Mostrowski earned a bachelor’s degree in economics and an MBA in finance from Rider College.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager
Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He rejoined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, he served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager
Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Annual report

Delaware U.S. Growth Fund

October 31, 2008

Growth equity mutual fund

Table of contents

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	8

Sector allocation and top 10 holdings	10

Statement of net assets	11

Statement of operations	14

Statements of changes in net assets	16

Financial highlights	18

Notes to financial statements	28

Report of independent registered public accounting firm	37

Other Fund information	38

Board of trustees/directors and officers addendum	44

About the organization	52

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business
Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	Nov. 11, 2008

The managers of Delaware U.S. Growth Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Oct. 31, 2008.

How did Delaware U.S. Growth Fund perform during the reporting period?

For its fiscal year ended Oct. 31, 2008, Delaware U.S. Growth Fund returned -40.49% at net asset value and -43.91% at maximum offer price (returns are for Class A shares with all distributions reinvested). The Russell 1000® Growth Index, the Fund’s benchmark, returned -36.95% by comparison. For the complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

What type of investment environment did you encounter during the past 12 months ending Oct. 31, 2008?

During the first quarter of the fiscal year, a continually weakening U.S. housing market, high oil prices, and dramatic tightening in credit markets dominated the investment landscape and continued to weigh down equity markets. Most stock markets around the world declined, while relatively conservative investments such as government bonds outperformed.

The Federal Reserve took a variety of actions to prop up the troubled housing and credit markets in the United States throughout the winter months. It aggressively lowered the fed funds rate — the rate at which banks lend to other banks overnight — and established an ongoing plan for emergency auctions of loans to inject liquidity back into the credit markets. These actions seemed to buttress the equity markets in early 2008 when major indices for a time recovered some of their December losses.

As 2008 unfolded, deteriorating credit quality, a byproduct of the mortgage-lending crisis, led to asset write-downs by large financial institutions and dimmed the prospects for continued economic expansion in the United States. Challenges posed to consumer spending by surging energy prices, declining home values, and tighter lending standards, contributed to heightened investor anxiety and pressured the stock market. Overseas markets also struggled as unease regarding the quality of lending collateral spread beyond the U.S.

Troubles stemming from housing and mortgages seemed to climax in March with the bailout of Bear Stearns by J.P. Morgan, with assistance from the Federal Reserve. But despite some optimism at times during the spring of 2008, fundamental economic weakness continued to depress stocks, with the financials sector leading the market’s decline.

By September, further deterioration among residential mortgages and other loan types weakened the balance sheets of banks, brokers, and insurance companies, and produced a series of bailouts, mergers, or failures. With financial institutions even more reluctant to lend to one another, sources of private capital all but disappeared. As October drew to a close, fears of a severe world-wide recession affected global markets.

For most of the current calendar year, the equity markets have suffered from uncertainty surrounding the global economic environment and how it would be affected by the unwinding of easy credit conditions of the past few years. Exacerbating this fear was the near shutdown of the financial markets that resulted in government intervention late in the reporting period.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.	1

Portfolio management review
Delaware U.S. Growth Fund

Against this backdrop, the equity markets have suffered from what we believe are extreme swings on the part of investors based on relatively short-term developments. This is particularly true of market responses to earnings statements. In 2008, if a company missed earnings estimates by a little or a lot, or gave guidance that future profit growth may slow just a bit, its stock price suffered dramatically. This sort of reaction has been one of our greatest challenges for the period. This is not to suggest that legitimate economic or financial considerations don’t exist, but we believe the market has often swung the pendulum too far in extrapolating from relatively short-term developments.

What strategies did you use in managing the Fund during the fiscal period?

We responded to the turbulent climate during this fiscal year in the same way we have to tumultuous markets in the past — by consolidating assets into positions we especially like, paring down any positions we’re uncertain about, and by increasing our allocation to stocks that we especially believe in. We also “traded up” in quality by adding to companies in which we believed most strongly that the business model and the strength of the balance sheet could weather economic uncertainty well.

What stocks detracted from the Fund’s relative performance?

Seagate Technology underperformed for the period because, in our opinion, the company mismanaged a product cycle. Specifically, Seagate failed to offer an intermediate-capacity hard drive, which caused the company to lose some market share. As a result, it had to lower prices to reduce its inventory. We believed the setback was a relatively short-term phenomenon and continued to have confidence in the management team in terms of execution and financial acumen.

MGM Mirage was another detractor for two reasons. First, reduced consumer spending in the difficult economic environment appears to have adversely affected casinos and hotels in Las Vegas. Second, the company is in need of financing for a condominium and retail project called The City Center. Such financing was harder and costlier to obtain in the existing market environment. Like the stocks of other companies in need of financing, the price was adversely affected. We continued to hold the stock because MGM has demonstrated a strong competitive position in the industry, and we believed some of the investors associated with The City Center project might be able to provide financing if the capital markets did not do so.

What holdings within the Fund helped results during the period?

Biotechnology company Genentech was one of the top contributors. The company’s parent, Roche Holdings, which owns 55% of Genentech, made a bid to buy out the remainder. Because Roche is an inside owner and therefore had insight into Genentech’s strong and growing pipeline, we believed its transaction would succeed at the original bid price, if not higher.

Bank of New York Mellon, a security we purchased toward the end of the fiscal period, also performed well. We liked this company for two reasons. First, it is the type of transaction-based financial company we prefer, with a lot of custodian and money-management business. Second, the company benefited from their merger with

2

Mellon Bank, we believe because cost synergies and complementary product lines improved the company’s business model.

How was the Fund positioned at the end of the period?

We were somewhat concerned about credit markets and their potential effect on the global economy, particularly with regard to their impact on the consumer. As a result, to the extent that we had exposure to consumer-related businesses, we leaned toward those companies with characteristics that we believed were most predictive of strong, long-term growth.

Although we believe in company-specific, bottom-up fundamental analysis, we also believe it is nearly impossible to avoid the large macroeconomic factors in the current market environment. We continued to monitor how a slowing global economy, the deleveraging of global balance sheets, declining interest rates, and rapidly changing currency values trickle down to individual holdings. We were confident that owning companies with great business models and secular growth opportunities would help create value for our investors over time. Our long-term performance experience has shown this to be a prudent approach throughout a variety of economic cycles and market environments.

Fund basics
Delaware U.S. Growth Fund	As of Oct. 31, 2008
Fund objective:	The Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth.
Total Fund net assets:	$695 million
Number of holdings:	28
Fund start date:	Dec. 3, 1993

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class B	DEUBX	245917604
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

3

Performance summary
Delaware U.S. Growth Fund	Oct. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns from Oct. 31, 1998, through Oct. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	-40.49%	-2.81%	-1.54%	+3.80%
Including sales charge	-43.91%	-3.95%	-2.12%	+3.39%
Class B (Est. March 29, 1994)
Excluding sales charge	-40.94%	-3.49%	-2.10%	+3.50%
Including sales charge	-43.30%	-3.93%	-2.10%	+3.50%
Class C (Est. May 23, 1994)
Excluding sales charge	-40.92%	-3.50%	-2.22%	+3.52%
Including sales charge	-41.51%	-3.50%	-2.22%	+3.52%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 6. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

4

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such a fee is currently limited to 0.50% of average daily net assets.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2008, for Delaware U.S. Growth Fund Class R shares were -40.64%, -9.74%, -3.04%, and -1.59%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Feb. 3, 1994) periods ended Oct. 31, 2008, for Delaware U.S. Growth Institutional Class shares were -40.35%, -2.54%, -1.25%, and +3.79%, respectively.

Institutional Class shares were first made available Feb. 3, 1994, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the Shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees through Feb. 28, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expense	1.13%	1.83%	1.83%	1.43%	0.83%
(without fee waivers)
Net expense ratio	1.00%	1.75%	1.75%	1.25%	0.75%
(including fee waivers, if any)*
*The applicable fee waivers are discussed in the text on pages 4 and 5.

5

Performance summary
Delaware U.S. Growth Fund

Performance of a $10,000 Investment

Average annual total returns from Oct. 31, 1998, through Oct. 31, 2008

For period beginning Oct. 31, 1998, through Oct. 31, 2008	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$8,089
Delaware U.S. Growth Fund — Class A Shares	$9,425	$8,074

The chart assumes $10,000 invested in the Fund on Oct. 31, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 1998. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses. The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

6

Disclosure of Fund expenses
For the period May 1, 2008 to October 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 to October 31, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio(s) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/08	10/31/08	Expense Ratio	5/1/08 to 10/31/08*
Actual Fund return
Class A	$1,000.00	$ 669.50	1.00%	$4.20
Class B	1,000.00	666.90	1.75%	7.33
Class C	1,000.00	666.90	1.75%	7.33
Class R	1,000.00	668.10	1.25%	5.24
Institutional Class	1,000.00	670.00	0.75%	3.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.11	1.00%	$5.08
Class B	1,000.00	1,016.34	1.75%	8.87
Class C	1,000.00	1,016.34	1.75%	8.87
Class R	1,000.00	1,018.85	1.25%	6.34
Institutional Class	1,000.00	1,021.37	0.75%	3.81

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware U.S. Growth Fund	As of October 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	99.23%
Basic Industry/Capital Goods	3.14%
Business Services	24.02%
Consumer Non-Durables	10.54%
Consumer Services	6.78%
Energy	3.32%
Financials	12.04%
Health Care	12.93%
Technology	26.46%
Repurchase Agreement	1.04%
Securities Lending Collateral	8.22%
Total Value of Securities	108.49%
Obligation to Return Securities Lending Collateral	(8.57%)
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
QUALCOMM	6.43%
Genentech	5.96%
IntercontinentalExchange	5.27%
Google Class A	5.26%
Apple	4.90%
MasterCard Class A	4.89%
Visa Class A	4.68%
CME Group	4.37%
Procter & Gamble	4.23%
Allergan	4.15%

10

Statement of net assets
Delaware U.S. Growth Fund	October 31, 2008

		Number of shares	Value
Common Stock – 99.23%²
Basic Industry / Capital Goods – 3.14%
	Praxair	335,000	$21,825,250
			21,825,250
Business Services – 24.02%
	Expeditors International Washington	650,000	21,222,500
†	Google Class A	101,800	36,582,848
*	MasterCard Class A	229,800	33,969,036
*†	Research in Motion	390,000	19,667,700
	United Parcel Service Class B	436,700	23,049,026
	Visa Class A	588,000	32,545,800
			167,036,910
Consumer Non-Durables – 10.54%
	Procter & Gamble	455,200	29,378,608
	Staples	1,196,700	23,251,881
	Walgreen	810,000	20,622,600
			73,253,089
Consumer Services – 6.78%
†	eBay	1,150,000	17,560,500
	International Game Technology	42,648	597,072
†	MGM MIRAGE	610,200	10,043,892
*	Weight Watchers International	606,200	18,961,936
			47,163,400
Energy – 3.32%
	EOG Resources	285,000	23,062,200
			23,062,200
Financials – 12.04%
	Bank of New York Mellon	513,400	16,736,840
	CME Group	107,600	30,359,340
†	IntercontinentalExchange	428,000	36,619,680
			83,715,860
Health Care – 12.93%
	Allergan	727,800	28,871,826
†	Genentech	500,000	41,470,000
	UnitedHealth Group	825,000	19,577,250
			89,919,076
Technology – 26.46%
†	Apple	316,700	34,073,753
†	Crown Castle International	999,600	21,161,532
†	Intuit	1,152,000	28,869,120

11

Statement of net assets
Delaware U.S. Growth Fund

	Number of shares	Value
Common Stock (continued)
Technology (continued)
QUALCOMM	1,167,900	$44,683,854
Seagate Technology	2,289,200	15,497,884
† Teradata	900,000	13,851,000
*† VeriSign	1,217,400	25,808,880
		183,946,023
Total Common Stock (cost $914,053,602)		689,921,808

	Principal amount
Repurchase Agreement** – 1.04%
BNP Paribas 0.10%, dated 10/31/08, to be repurchased
on 11/3/08, repurchase price $7,230,060
(collateralized by U.S. Government obligations,
4.875%, 6/4/09 - 8/15/09; market value $7,384,746)	$7,230,000	7,230,000
Total Repurchase Agreement (cost $7,230,000)		7,230,000

Total Value of Securities Before Securities
Lending Collateral – 100.27% (cost $921,283,602)		697,151,808

	Number of shares
Securities Lending Collateral*** – 8.22%
Investment Companies
Mellon GSL DBT II Collateral Fund	58,567,901	57,115,417
Mellon GSL DBT II Liquidation Trust	1,028,851	55,558
Total Securities Lending Collateral (cost $59,596,752)		57,170,975

Total Value of Securities – 108.49%
(cost $980,880,354)		754,322,783	©
Obligation to Return Securities
Lending Collateral*** – (8.57%)		(59,596,752)
Receivables and Other Assets
Net of Liabilities– 0.08%		589,999
Net Assets Applicable to 71,304,441
Shares Outstanding – 100.00%		$695,316,030

12

Net Asset Value – Delaware U.S. Growth Fund
Class A ($127,819,020 / 13,628,048 Shares)	$9.38
Net Asset Value – Delaware U.S. Growth Fund
Class B ($8,351,537 / 1,004,911 Shares)	$8.31
Net Asset Value – Delaware U.S. Growth Fund
Class C ($14,535,860 / 1,613,425 Shares)	$9.01
Net Asset Value – Delaware U.S. Growth Fund
Class R ($2,055,121 / 221,864 Shares)	$9.26
Net Asset Value – Delaware U.S. Growth Fund
Institutional Class ($542,554,492 / 54,836,193 Shares)	$9.89

Components of Net Assets at October 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$980,105,804
Undistributed net investment income	80,072
Accumulated net realized loss on investments	(58,312,275)
Net unrealized depreciation of investments	(226,557,571)
Total net assets	$695,316,030

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 9 in “Notes to financial statements.”
©	Includes $56,917,833 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware U.S. Growth Fund
Net asset value Class A (A)	$9.38
Sales charges (5.75% of offering price) (B)	0.57
Offering price	$9.95

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

13

Statement of operations
Delaware U.S. Growth Fund	Year Ended October 31, 2008

Investment Income:
Dividends	$6,837,195
Interest	253,178
Securities lending income	359,342	$7,449,715

Expenses:
Management fees	5,441,374
Dividend disbursing and transfer agent fees and expenses	1,187,962
Distribution expenses – Class A	548,198
Distribution expenses – Class B	148,752
Distribution expenses – Class C	222,969
Distribution expenses – Class R	12,998
Accounting and administration expenses	346,084
Registration fees	144,581
Legal fees	134,786
Reports and statements to shareholders	115,254
Audit and tax	69,097
Trustees’ fees	47,807
Insurance fees	23,875
Custodian fees	21,280
Taxes (other than taxes on income)	12,349
Consulting fees	11,993
Dues and services	4,970
Trustees’ expenses	4,446
Pricing fees	4,081	8,502,856
Less fees waived		(1,023,330)
Less waived distribution expenses – Class A		(91,367)
Less waived distribution expenses – Class R		(2,166)
Less expense paid indirectly		(4,327)
Total operating expenses		7,381,666
Net Investment Income		68,049

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net gain (loss) on:
Investments		(16,264,304)
Redemptions in-kind*		(203,876)
Foreign currencies		12,023
Net loss on investments and foreign currencies		(16,456,157)
Net change in unrealized appreciation/depreciation
of investments		(393,620,249)
Net Realized and Unrealized Loss on Investments and
Foreign Currencies		(410,076,406)

Net Decrease in Net Assets Resulting from Operations		$(410,008,357)

* See Note 12 in “Notes to financial statements.”

See accompanying notes

14

Statements of changes in net assets
Delaware U.S. Growth Fund

	Year Ended
	10/31/08	10/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$68,049	$(584,165)
Net realized gain (loss) on investments and
foreign currencies	(16,456,157)	52,474,242
Net change in unrealized
appreciation/depreciation of investments	(393,620,249)	102,984,486
Net increase (decrease) in net assets resulting
from operations	(410,008,357)	154,874,563

Capital Share Transactions:
Proceeds from shares sold:
Class A	74,076,518	107,349,074
Class B	1,106,728	1,180,221
Class C	3,748,776	6,392,575
Class R	2,406,833	1,083,030
Institutional Class	303,684,645	211,273,552

Net assets from merger[1]:
Class A	6,428,875	—
Class B	999,006	—
Class C	3,379,459	—
Institutional Class	27,628,527	—
	423,459,367	327,278,452

16

	Year Ended
	10/31/08	10/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(59,634,096)	$(52,197,954)
Class B	(6,421,861)	(7,936,345)
Class C	(6,613,147)	(8,768,662)
Class R	(699,582)	(407,031)
Institutional Class	(155,156,872)	(227,514,716)
	(228,525,558)	(296,824,708)
Increase in net assets derived from capital share transactions	194,933,809	30,453,744
Net Increase (Decrease) in Net Assets	(215,074,548)	185,328,307

Net Assets:
Beginning of year	910,390,578	725,062,271
End of year (including undistributed net investment
income of $80,072 and $—, respectively)	$695,316,030	$910,390,578

1 See Note 8 in “Notes to financial statements.”

See accompanying notes

17

Financial highlights
Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

18

Year Ended
10/31/08	10/31/07		10/31/06		10/31/05		10/31/04
$15.760	$13.110		$12.700		$10.620		$10.840

(0.019)	(0.036)		(0.043)		(0.020)		(0.064)
(6.361)	2.686		0.453		2.100		(0.156)
(6.380)	2.650		0.410		2.080		(0.220)

$ 9.380	$15.760		$13.110		$12.700		$10.620

(40.49% )	20.21%		3.23%		19.59%		(2.03% )

$127,819	$193,287		$109,854		$38,566		$38,339
1.01%	1.05%		1.05%		1.15%		1.40%

1.18%	1.18%		1.22%		1.46%		2.15%
(0.15% )	(0.26%	)	(0.34%	)	(0.17%	)	(0.59% )

(0.32% )	(0.39%	)	(0.51%	)	(0.48%	)	(1.34% )
35%	30%		25%		65%		158%

19

Financial highlights
Delaware U.S. Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

20

Year Ended
10/31/08	10/31/07		10/31/06		10/31/05		10/31/04
$14.070	$11.790		$11.500		$9.690		$9.950

(0.106)	(0.121)		(0.123)		(0.091)		(0.132)
(5.654)	2.401		0.413		1.901		(0.128)
(5.760)	2.280		0.290		1.810		(0.260)

$8.310	$14.070		$11.790		$11.500		$9.690

(40.94% )	19.34%		2.52%		18.68%		(2.61% )

$8,352	$19,350		$22,563		$28,431		$30,686
1.76%	1.76%		1.75%		1.85%		2.10%

1.88%	1.84%		1.87%		2.11%		2.80%
(0.90% )	(0.97%	)	(1.04%	)	(0.87%	)	(1.29% )

(1.02% )	(1.05%	)	(1.16%	)	(1.13%	)	(1.99% )
35%	30%		25%		65%		158%

21

Financial highlights
Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

22

Year Ended
10/31/08		10/31/07		10/31/06		10/31/05		10/31/04
$15.250		$12.780		$12.460		$10.500		$10.790

(0.115)		(0.131)		(0.131)		(0.099)		(0.140)
(6.125)		2.601		0.451		2.059		(0.150)
(6.240)		2.470		0.320		1.960		(0.290)

$9.010		$15.250		$12.780		$12.460		$10.500

(40.92%	)	19.33%		2.57%		18.67%		(2.69%	)

$14,536		$24,406		$22,641		$9,327		$8,387
1.76%		1.76%		1.75%		1.85%		2.10%

1.88%		1.84%		1.87%		2.11%		2.80%
(0.90%	)	(0.97%	)	(1.04%	)	(0.87%	)	(1.29%	)

(1.02%	)	(1.05%	)	(1.16%	)	(1.13%	)	(1.99%	)
35%		30%		25%		65%		158%

23

Financial highlights
Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and the distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

24

Year Ended
10/31/08		10/31/07		10/31/06		10/31/05		10/31/04
$15.600		$13.000		$12.620		$10.590		$10.830

(0.050)		(0.065)		(0.070)		(0.051)		(0.097)
(6.290)		2.665		0.450		2.081		(0.143)
(6.340)		2.600		0.380		2.030		(0.240)

$9.260		$15.600		$13.000		$12.620		$10.590

(40.64%	)	20.00%		3.01%		19.17%		(2.22%	)

$2,055		$1,529		$669		$354		$245
1.26%		1.26%		1.25%		1.42%		1.70%

1.48%		1.44%		1.47%		1.71%		2.40%
(0.40%	)	(0.47%	)	(0.54%	)	(0.44%	)	(0.89%	)

(0.62%	)	(0.65%	)	(0.76%	)	(0.73%	)	(1.59%	)
35%		30%		25%		65%		158%

25

Financial highlights
Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

26

Year Ended
10/31/08		10/31/07		10/31/06		10/31/05		10/31/04
$16.580		$13.750		$13.280		$11.080		$11.270

0.014		0.005		(0.005)		0.015		(0.031)
(6.704)		2.825		0.475		2.185		(0.159)
(6.690)		2.830		0.470		2.200		(0.190)

$9.890		$16.580		$13.750		$13.280		$11.080

(40.35%	)	20.58%		3.54%		19.86%		(1.69%	)

$542,554		$671,819		$569,335		$274,424		$2,666
0.76%		0.76%		0.75%		0.85%		1.10%

0.88%		0.84%		0.87%		1.11%		1.80%
0.10%		0.03%		(0.04%	)	0.13%		(0.29%	)

(0.02%	)	(0.05%	)	(0.16%	)	(0.13%	)	(0.99%	)
35%		30%		25%		65%		158%

27

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2008

Delaware Group Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund

28

may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for

29

Notes to financial statements
Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $24,855 for the year ended October 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the

30

investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 0.75% of average daily net assets of the Fund through February 28, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2008, the Fund was charged $43,260 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit the Class A and Class R Shares’ 12b-1 fees through February 28, 2009 to no more than 0.25% and 0.50%, respectively, of the Fund’s average daily net assets. Institutional Class shares pay no distribution and services expenses.

At October 31, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$203,927
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	119,853
Distribution fee payable to DDLP	47,253
Other expenses payable to DMC and affiliates*	24,744

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

31

Notes to financial statements
Delaware U.S. Growth Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2008, the Fund was charged $59,381 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2008, DDLP earned $12,304 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2008, DDLP received gross CDSC commissions of $3,332, $20,605 and $2,802 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2008, the Fund made purchases of $449,845,539 and sales of $303,047,456 of investment securities other than short-term investments.

At October 31, 2008, the cost of investments for federal income tax purposes was $987,288,216. At October 31, 2008, net unrealized depreciation was $232,965,433 of which $7,079,643 related to unrealized appreciation of investments and $240,045,076 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended October 31, 2008 and 2007.

5. Components of Net Assets on a Tax Basis

As of October 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$ 980,105,804
Undistributed ordinary income	80,072
Capital loss carryforwards	(51,904,413)
Unrealized depreciation of investments	(232,965,433)
Net assets	$ 695,316,030

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

32

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and gain (loss) on redemptions in kind. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2008, the Fund recorded the following reclassifications:

Paid in capital	$(203,876)
Undistributed net investment income	12,023
Accumulated net realized loss	191,853

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2008 will expire as follows: $3,172,510 expires in 2010, $18,785,096 expires in 2011, $19,213,751 expires in 2014 and $ 10,733,056 expires in 2016.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/08	10/31/07
Shares sold:
Class A	5,513,620	7,553,332
Class B	88,057	92,946
Class C	279,170	468,514
Class R	179,983	75,571
Institutional Class	24,472,286	14,451,028

Shares issued from merger*
Class A	475,861	—
Class B	82,974	—
Class C	258,962	—
Institutional Class	1,942,121	—
	33,293,034	22,641,391
Shares repurchased:
Class A	(4,625,690)	(3,670,431)
Class B	(541,093)	(632,196)
Class C	(524,742)	(640,709)
Class R	(56,119)	(29,004)
Institutional Class	(12,096,278)	(15,341,887)
	(17,843,922)	(20,314,227)
Net increase	15,449,112	2,327,164

*See Note 8.

33

Notes to financial statements
Delaware U.S. Growth Fund

6. Capital Shares (continued)

For the years ended October 31, 2008 and 2007, 248,967 Class B shares were converted to 221,364 Class A shares valued at $3,008,169 and 186,566 Class B shares were converted to 167,241 Class A shares valued at $2,344,544, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2008, or at any time during the year then ended. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 17, 2009.

8. Fund Merger

Effective February 8, 2008, the Fund acquired all of the assets and assumed all of the liabilities of Delaware Large Cap Growth Fund (Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on February 8, 2008, were as follows:

Net assets	$38,435,867
Net unrealized appreciation	1,975,501
Accumulated net realized loss	(240,374)

The net assets of the Fund prior to the Reorganization were $824,262,280. The combined net assets after the reorganization were $862,698,147.

34

9. Securities Lending Collateral

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended October 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2008, the value of securities on loan was $56,917,833, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

35

Notes to financial statements
Delaware U.S. Growth Fund

10. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. In-Kind Redemptions

During the year ended October 31, 2008, the Fund satisfied a withdrawal request with a transfer of securities and cash totaling $9,961,692, resulting in a realized loss of $203,876.

36

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds — Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds) (the “Fund”) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware U.S. Growth Fund of Delaware Group Adviser Funds at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 17, 2008

37

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by

38

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, five- and ten-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile. The Board noted that the Fund’s performance results were not in line with the Board’s objective. The Board encouraged Management to continue its efforts to enhance Fund performance and meet the Board’s objective. The Board recognized Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007.

39

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

40

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Fund management

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

41

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Prior to joining Delaware Investments in April 2005, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

42

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

44

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

51

About the organization

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

52

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel, and
Secretary
Delaware Investments® Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series of
Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing,
and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

53

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments®’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $174,400 for the fiscal year ended October 31, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $117,000 for the fiscal year ended October 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $72,465 for the fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $46,900 for the fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $324,467 and $301,262 for the registrant’s fiscal years ended October 31, 2008 and October 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Adviser Funds

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: December 26, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: December 26, 2008

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: December 26, 2008